                          SECURITIES AND EXCHANGE COMMISSION

                                      Washington, D.C.  20549

                                             Form N-1


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No.  59  (File No. 2-47430)       X
                                                 2-29358
                                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940

     Amendment No.  21  (File No. 811-1674)                     X
                   ----                                       ---



         IDS Life Variable Annuity Fund B  (Individual and Group)


         IDS Tower 10, Minneapolis, Minnesota 55440-0010


                             (612) 671-3678


       Mary Ellyn Minenko - IDS Tower 10, Minneapolis 55440-0010


Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)
     immediately upon filing pursuant to paragraph (b)
  X  on May 1, 1997 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to section 24-F of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on February 19, 1997.

IDS Life Variable Annuity Fund B            Post-Effective
(Employer and Individual)                   Amendment No. 59
                                            Registration Form N-1

Cross reference sheet showing location in the prospectus of the information called for by the items enumerated in Part I of Form N-1.

Negative answers omitted from prospectus are so indicated.

IDS LIFE VARIABLE ANNUITY FUND B (INDIVIDUAL AND GROUP)

               Section
Item No.       In Prospectus

   1              Cover

   2              Summary of Contents

   3              Financial Highlights

   4(a)           History
    (b)           Not Applicable
    (c)           Not Applicable

   5(a)           Investment Objective
    (b)           Investments the Fund will not make
    (c)           Investment objective
    (d)           Financial Highlights; Investment objective

   6(a)           Tax charges
    (b)           Tax charges; What about your taxes?
    (c)           Not Applicable
    (d)           Not Applicable

   7(a)           Brokerage
    (b)           Brokerage
    (c)           Brokerage
    (d)           Not Applicable

   8              Not Applicable

   9(a)           Ownership of IDS Life and American Express
                  Financial Corporation
    (b)           Not Applicable
    (c) Members of the Board of Managers and Officers of the Fund

  10 Members of the Board of Managers and Officers of the Fund

  11              Not Applicable

  12(a)           Custodian
    (b)           Not Applicable

  13(a)           Investment agreements; Brokerage; Ownership of
                  IDS Life and American Express Financial
                  Corporation

    (b)           Not Applicable
    (c)           Not Applicable
    (d)           Not Applicable

  14(a)           Voting rights
    (b)           Not Applicable

  15(a) Measuring the value of your contract; Dates we revalue-Valuation date; The Valuation period; Valuing Fund assets; The charges you pay
    (b)           Automated transfers and partial surrenders;
                  Valuing an annuity unit; Annuity payment starting date; Table of settlement rates; Annuity payment plans; Determination of monthly annuity payments for deferred contracts; Determination of monthly annuity payments for immediate contracts; Surrendering your contract; Special rules if the annuitant dies before the annuity payment starting date; Your right to cancel installment contracts
    (c)           Not Applicable

  16(a) Investment agreements; Brokerage; Cover; Annuity payment plans; The charges you pay
    (b)           Directors and officers of IDS Life Insurance
                  Company; Other affiliations
    (c)           The charges you pay
    (d)           Not Applicable

  17              Not Applicable

  18              Financial statements; IDS Life Financial
                  Information

IDS Life Variable Annuity Fund B

Individual Variable Annuity Contracts and Group Variable Annuity
Contracts


Prospectus/May 1, 1997


IDS Life Variable Annuity Fund B (the Fund) is a segregated asset account of IDS Life Insurance Company (IDS Life). The investment objective of the Fund is long-term capital appreciation. The Fund invests primarily in common stocks of U.S. corporations. The Fund also may invest in preferred stocks and in corporate and government bonds.

This prospectus describes the following types of tax-qualified variable annuity contracts offered by IDS Life: a) three individual variable annuity contracts for use with plans qualifying under Sections 401, 403 or 408 of the Internal Revenue Code (the Code), and, b) a group variable annuity contract designed to provide benefits under annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code.

New contracts are not currently being offered. This prospectus gives you facts about the Fund. You should read it and keep it with your investment records for future reference.

The Fund is responsible only for statements included in this prospectus or in authorized sales material.


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life Variable Annuity Fund B
IDS Tower 10
Minneapolis, Minnesota 55440-0010
General Information (612) 671-3733
Annuity Service (612) 671-4738
                (800) 437-0602

IDS Life Variable Annuity Fund B

IDS Life Insurance Company
IDS Tower 10
Minneapolis, Minnesota 55440-0010


Prospectus, May 1, 1997
Individual Variable Annuity Contracts and Group Variable Annuity
Contracts

Table of Contents                                              Page


Summary of Contents..............................................
Financial highlights.............................................
The variable annuity.............................................
Investment objective.............................................
Investments the Fund will not make...............................
Portfolio manager................................................
Investment agreements............................................
Brokerage........................................................
The contracts....................................................
The fixed account................................................
Automated transfers and partial surrenders.......................
Measuring the value of your contract.............................
Valuing Fund assets..............................................
When we credit your purchase payments............................
The investment factor............................................
Valuing an accumulation unit.....................................
Valuing an annuity unit..........................................
Annuity payment starting date....................................
Table of settlement rates........................................
Annuity payment plans............................................
The charges you pay..............................................
Surrendering your contract.......................................
Special rules if annuitant dies
before the annuity payment starting date.........................
Special features of the Group Variable Annuity Contract..........
Your right to cancel installment contracts.......................
What about your taxes?...........................................
Voting rights....................................................
Management.......................................................
Directors and officers of IDS Life Insurance Company.............
Other Information................................................
Insurance regulation.............................................
Financial statements.............................................

Summary of Contents

About the variable annuity - The variable annuities are offered for sale through the Fund, a diversified open-end management investment company. Variable annuity contracts guarantee regular payments to contract purchasers. The amount of these payments is influenced by the performance of the securities in which the Fund invests (page _).


Financial highlights - This table shows important financial information you will need to evaluate the Fund's performance (page _).


Investment objective - The Fund's investment objective is long-term capital appreciation in order to build up values and to make annuity payments. The Fund invests primarily in common stock and also may invest in preferred stock and in government and corporate bonds. The Fund may invest in foreign securities, futures contracts and options. There can be no guarantee the Fund will achieve its investment objective because any investment involves risk (page _).

Portfolio manager - The Fund is managed by senior portfolio manager, Mitzi Malevich (page _).

Investment agreements - The Fund is a segregated asset account of IDS Life Insurance Company, a stock life insurance company. The investments of the Fund are managed by IDS Life pursuant to an Investment Management Agreement. Under this agreement, IDS Life receives a management fee equal to 0.4% of the Fund's average daily net assets for each year. Pursuant to a Distribution and Services Agreement, IDS Life also serves as principal underwriter of the Fund. IDS Life annually pays 0.25% of the Fund's net assets to American Express Financial Corporation, for investment advice regarding management of the Fund's investments (page _).

Contracts - This prospectus describes the following types of tax-qualified variable annuity contracts:

o A single payment deferred annuity that can be purchased by making an initial payment of at least $3,000 (page __).

o A single payment immediate annuity that can be purchased by making an initial payment of at least $3,000 (page __).

o A flexible installment deferred annuity that may be purchased by making 10 or more annual payments of at least $300 (page __).

Each of the individual variable annuity contracts described above are for use with plans qualifying under Sections 401, 403 or 408 of the Code.

The annuitant is the owner for the three individual annuity contracts described above, unless your application states otherwise; and

o A group variable annuity contract designed to provide benefits under annuity plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The contract which is issued to the employer as owner provides benefits to all group contract participants (participants) in the underlying annuity plan. Generally, IDS Life will not issue a contract to an employer unless there are at least five employees who are plan participants or who already own contracts based on the Fund. The annual contribution a participant elects must be at least equal to the larger of (1) an amount which, when multiplied by the number of contract years between the application date and the retirement date, equals $3,000 or (2) $300 a year (page __).

Transfers between accounts - Before the annuity payment starting date, you may give IDS Life written or telephone instructions to transfer the contract value of your investment between the fixed account and the variable account. Transfers must be at least for $50 (page __).

Charges you pay - IDS Life will deduct a combined sales and administrative charge from payments made into the Fund.

For the group variable annuity contract the deduction is 5.75% of the first $10,000 contribution, 4% of the next $40,000, and 2% of all amounts in excess of $50,000 (page __).

For the other three individual annuity contracts, the deduction is 15% of the first $1,500, 4% of the next $48,500, and 2% of all amounts in excess of $50,000 (page __).

Additionally, IDS Life may deduct for premium taxes. Most states don't have premium taxes but in those that do, IDS Life may make a deduction. State premium taxes range from 0 to 3.5% of the gross purchase payments. You may receive some money in excess of the amount requested if, as a result of your surrender, the Fund's state premium tax liability is reduced (page __).

Surrendering your contract - You can surrender all or part of your deferred annuity contract any time before the annuity payment starting date by giving IDS Life written or telephone instructions. IDS Life will cash in the number of accumulation units or fixed dollar accumulation value required for the amount of money you request. The accumulation units will be given the accumulation unit value determined on the date your request is received. However, you can't surrender part of your contract if the remaining accumulation value is less than $20. There can be no surrenders of any type after annuity payments have started. You will pay income tax on the taxable part of your surrender and you may have to pay an IRS penalty tax on early withdrawal if you surrender part or all of your contract before reaching age 59 1/2. In addition, 20% income tax withholding may be imposed. The Tax Reform Act of 1986 restricts your right to receive a distribution from a Tax-Sheltered Annuity (TSA).

You may lose money if you surrender your contract too soon because the percentage that is deducted is higher in the earlier years.

A surrender by a participant in a plan or program qualified under Sections 401, 403 or 408 of the Code may result in adverse tax consequences. You should consult a tax advisor before making a surrender request (page __).

Federal Tax Information - According to current interpretations of federal income tax law, generally there is no federal income tax on any increase in your annuity's value until distributions are made. Under certain circumstances, there may be a 10% IRS penalty tax on early withdrawal and 20% income tax withholding imposed on distributions (page __).

Additional Information

For information about the Fund's history, organization and headquarters as well as information about IDS Life and American Express Financial Corporation, see page __.


Financial highlights from Jan. 1, 1987 to Dec. 31, 1996

Years ended Dec. 31,                   1996     1995     1994      1993      1992      1991      1990      1989      1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
beginning of year                    $16.55   $12.18   $12.69    $11.60    $10.87    $ 7.29     $7.14     $5.43     $5.08     $3.95
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)          (.09)    (.03)      .03     (.02)     (.03)       .02       .07       .05       .06       .03
gains (losses) on securities,
both realized and unrealized           3.80     4.40   (0.54)      1.11      0.76      3.56       .08      1.66       .29      1.10
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       3.71     4.37   (0.51)      1.09      0.73      3.58       .15      1.71       .35      1.13
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of year                          $20.26   $16.55   $12.18    $12.69    $11.60    $10.87     $7.29     $7.14     $5.43     $5.08
-----------------------------------------------------------------------------------------------------------------------------------

Total return*                        22.42%   35.88%  (4.00)%     9.42%     6.72%    49.03%     2.12%    31.46%     6.93%    28.52%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Total contract owner's equity
at end of year (000 omitted)       $673,907 $613,941 $494,520  $534,556  $506,150  $500,877  $355,049  $376,790  $325,271  $352,809
Ratio of operating expenses to
average net assets                    1.41%    1.40%    1.40%    1.40%      1.40%     1.41%     1.41%     1.43%     1.40%     1.40%
Ratio of net investment income
(loss) to average net assets        (0.50)%  (0.19)%    0.25%  (0.17)%    (0.28)%     0.26%     0.93%     0.75%     1.04%     0.48%
Portfolio turnover rate                 12%      44%      61%      64%        74%       67%       56%       55%       60%       88%
Average brokerage commission rate**  $.0548       -        -        -          -         -         -         -         -         -
-----------------------------------------------------------------------------------------------------------------------------------

*Total return does not reflect payment of a sales charge.
**Effective for 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

This table pertains to accumulation units only. When you begin to receive your annuity payments, accumulation units change to annuity units. The value of an annuity unit (assuming a 3.5% investment rate) was $7.78 as of Dec. 31, 1996, $6.58 as of Dec. 31, 1995, $5.02 as of Dec. 31, 1994, $5.41 as of Dec. 31, 1993,
$5.11 as of Dec. 31, 1992, $4.96 as of Dec. 31, 1991, $3.46 as of Dec. 31, 1990,
$3.51 as of Dec.  31,  1989,  $2.76 as of Dec. 31, 1988 and $2.67 as of Dec. 31,
1987. The value of an annuity unit (assuming a 5% investment rate) was $5.21 as of Dec. 31, 1996, $4.47 as of Dec. 31, 1995, $3.46 as of Dec. 31, 1994, $3.78 as
of Dec. 31, 1993, $3.63 as of Dec. 31, 1992, $3.57 as of Dec. 31, 1991, $2.53 as
of Dec. 31, 1990, $2.60 as of Dec. 31, 1989, $2.07 as of Dec. 31, 1988 and $2.04
as of Dec. 31, 1987.

The information in this table has been derived from Financial Statements of the Fund that have been audited by Ernst & Young LLP, independent auditors. The independent auditor's report and additional information about the performance of the Fund are contained in the Fund's annual report, which if not included with this prospectus, may be obtained without charge.

The variable annuity

An annuity is a contract with a life insurance company that guarantees regular income to the purchaser. Most people buy annuities to provide income in their retirement years. When most people think of an annuity, they are thinking of a fixed dollar annuity. With a fixed dollar annuity, the insurance company bears the risk of investment gain or loss and guarantees payment of an exact monthly amount. A variable annuity also guarantees you regular payments. However, the amount of the payments will fluctuate with the performance of the securities in which the annuity fund invests. So if the securities go up in value, you may receive larger annuity payments. If they go down, the amount of the annuity payments you receive may be reduced.

Investment objective

The Fund's investment objective is long-term capital appreciation so that the Fund can build up values and increase the size of annuity payments. There can be no guarantee the Fund will achieve its investment objective because any investment involves risk. The Fund's investment objective can be changed by IDS Life without the approval of the Fund's contract holders, but IDS Life has no intention of doing so.

The Fund invests primarily in U.S. common stocks. The Fund also may invest in preferred stocks and in corporate and government bonds. Some bonds issued by agencies of the U.S. government are not supported by the full faith and credit of the United States.

The Fund may invest up to 30% of its total assets at the time of purchase in foreign securities. In selecting foreign investments, the Fund generally will seek to invest in companies that it anticipates will experience economic growth at least as great as that anticipated in the U.S. companies in which it invests. The securities that the Fund believes offer attractive opportunities for investment may change from time to time. Foreign investments may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on dividend income, the seizure or nationalization of companies, the establishment of exchange controls or the adoption of other restrictions that might adversely affect an investment.

The Fund may invest in the securities of foreign issuers directly or in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Since investments in foreign securities will involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. The Fund also may enter into forward commitments for the purchase or sale of foreign currencies, but only in connection with the settlement of foreign securities transactions and not for speculative purposes.

The Fund may enter into a forward contract to buy or sell foreign currencies. For example, if the Fund believes the value of the U.S. dollar will decline in relationship to a foreign currency, the Fund will buy the foreign currency at today's price in U.S. dollars agreeing to pay for the currency at a future date. If the U.S. dollar declines, then the foreign currency can be sold for more U.S. dollars than it cost and the Fund realizes a profit. The Fund will not enter into forward contracts in excess of an offsetting position of cash and investment in U.S. dollars. If the U.S. dollar does not decline as expected, the Fund will sustain a loss because of having entered into the forward contract.

The Fund may buy or write (sell) options traded on any U.S. or foreign exchange or in the over-the-counter market. It may write covered call options on individual securities. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses. In covered call options, the seller owns the underlying security required to be sold upon exercise of the option.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities. The writer of an option agrees to buy or sell a security at a fixed price and could forgo a profit or incur a loss from a change in the market price of the security. The purchaser of an option pays a premium whether or not the option is exercised. If a liquid secondary market does not exist at a particular time, it might not be possible to close an option position when it is desirable to do so. The Fund may buy put and call options as a trading technique.

For temporary purposes, the Fund may make certain investments. It may buy short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and documented discount notes (letters of credit). The Fund may buy short-term corporate notes and obligations rated in the top two classifications by Standard and Poor's, Moody's or the equivalent.

The Fund does not look to buy and sell stocks for the short-term, but will do so if it is appropriate. The Fund may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and commercial banks. Repurchase agreements involve investments in debt securities where the seller agrees to repurchase the securities at cost plus an agreed-to interest rate within a specified time. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws the Fund's ability to liquidate the security involved could be impaired, and it might subsequently incur a loss if the value of the securities declines or if the other party to a repurchase agreement defaults on its obligation.

The Fund may enter into stock index futures contracts traded on any U.S. or foreign exchange. The Fund may buy or write put and call options on these futures and stock indexes. These instruments may be considered speculative and may expose the Fund to greater risk. Stock index futures contracts, options on futures contracts and options on stock indexes must be used as a hedge. This means they must be used to offset changes in value of some or all the Fund's existing investments in stocks or be offset by the Fund's cash position. The futures contracts and related options may help the Fund gain rapid exposure to or protect itself from changes in the market. Successful hedges depend on the portfolio manager's ability to predict the future direction of stock prices or interest rates. If the portfolio manager's prediction is incorrect, the Fund would have been better off if no hedge had been made. Also, skills and techniques necessary to arrive at such predictions are different from those needed for predicting changes in individual stocks.

No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

The Fund will not invest in securities that are not readily marketable without registration or the filing of a notification under the Securities Act of 1933 (1933 Act), or the taking of similar action under other securities laws relating to the sale of securities, if immediately after the making of any such investment more than 10% of the Fund's net assets (taken at market or other current value) is invested in these securities. For valuation, see page __ of this prospectus.

The Fund will not buy securities of any investment trust or investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from a purchase other than customary broker's commission. The Fund does not intend to invest in these securities but may do so to the extent of not more than 15% of the Fund's net assets (taken at market or other current value). The Fund will not invest in other mutual funds.

No securities will be bought on margin, nor will the Fund make any short sales of securities.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The investment policies described above may be changed by the board of managers.


For 1996, the Fund's portfolio turnover rate was 12%. For 1995, the Fund's portfolio turnover rate was 44% and for 1994, the Fund's portfolio turnover rate was 61%. Portfolio turnover results in brokerage costs and may affect the taxes the Fund must pay.

The prices of the securities in which the Fund invests fluctuate daily. This means that the value of your contract goes up and down. If values go down, your contract may be worth less than what you paid for it.

Investments the Fund will not make

The Fund observes the following fundamental investment restrictions, that may not be changed without approval by a vote of the contract holders:

o The Fund will not borrow money or property except as a temporary measure for extraordinary or emergency purposes, and in an amount not exceeding one third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o The Fund shall not underwrite securities of other issuers. However, this shall not preclude the purchase of securities for investment, on original issue or otherwise, and shall not preclude the acquisition of portfolio securities under circumstances where the Fund would not be free to sell them without being deemed an underwriter for purposes of the 1933 Act and without registration of these securities or the filing of a notification under the 1933 Act, or the taking of similar action under other securities laws relating to the sale of securities.

o The Fund does not intend to concentrate investments in any particular industry, but reserves freedom of action to do so provided that not more than 25% of its total assets, taken at cost, may be so invested at any one time.

o The Fund may invest up to 10% of its total assets, taken at cost, in real properties, but will not do so as a principal activity.

o The Fund will not invest more than 5% of its total assets, at market value, in securities of any one company, government or political subdivision thereof, except that the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o The Fund will not buy securities of any issuer if immediately after, and as a result of a purchase, the Fund would own more than 10% of the outstanding voting securities of the issuer.

o The Fund will not make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Portfolio manager

Mitzi Malevich joined American Express Financial Corporation in 1983 and serves as vice president and senior portfolio manager. She was appointed to manage this fund and IDS Life Variable Annuity Fund A (Fund A) in January 1995, and has managed IDS Growth Fund since 1992. Prior to that, she was a portfolio manager of pension fund accounts.

Investment agreements

IDS Life is the Fund's investment manager. Under the Investment Management Agreement between IDS Life and the Fund, IDS Life charges a fee for managing the Fund's investments. This amounts to 0.4% of the Fund's average daily net assets for the year.

IDS Life does not keep all of this fee. IDS Life and American Express Financial Corporation have an Investment Advisory Agreement that calls for IDS Life to pay American Express Financial Corporation a fee for serving as investment advisor for the Fund. The fee is 0.25% of the Fund's average net assets for the year.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

An Investment Management Agreement and an Advisory Agreement were approved by the contract holders on Dec. 30, 1983, as a result of the IDS/American Express Company merger. Both agreements will continue each year as long as they are approved:

o by a majority of the Board of Managers of the Fund or a majority of the outstanding votes of the Fund, and

o by a majority of the Board of Managers of the Fund who are not "interested persons" of IDS Life or American Express Financial Corporation.

All votes by the Board of Managers must be taken at a meeting called specifically to approve or disapprove the agreements and all votes must be cast in person.

IDS Life may cancel either of its agreements without penalty, provided it gives 60 days' notice in writing. American Express Financial Corporation and the Fund may do the same. If the Fund decides to cancel its management agreement with IDS Life, it must have the approval of either the Board of Managers or a majority of the votes of contract holders. If there is any assignment of either agreement it ends immediately.

Brokerage

Under the Investment Management Agreement, IDS Life has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio and for negotiating any brokerage commissions. IDS Life intends to direct American Express Financial Corporation to execute trades and negotiate commissions on its behalf. These services are covered by the Investment Advisory Agreement between American Express Financial Corporation and IDS Life. When American Express Financial Corporation acts on IDS Life's behalf for the Fund, it follows the rules described here for IDS Life. Total brokerage commissions paid by the Fund for each of the last three years were as follows:
$189,380 for 1996,  $724,770 for 1995 and $692,054 for 1994. IDS Life intends to continue to examine and consider ways available to reduce brokerage costs.


The Investment Management Agreement generally requires IDS Life to use its best efforts to obtain the best available price and the most favorable execution. However, brokerage firms may provide some extra services, including economic or investment research and analysis. Sometimes it may be desirable to compensate a broker for research or brokerage services by paying a commission that might not otherwise be charged, or a commission in excess of what another broker might charge. The Board of Managers has adopted a policy authorizing IDS Life to do so to the extent authorized by law, if IDS Life determines, in good faith, that the amount of commission is reasonable in relation to the value of the brokerage or research services provided by the broker.

In purchases and sales of securities involving transactions not listed on an exchange or in listed securities that are traded off of the exchange, the Fund will deal with a market maker as principal, or a broker as agent, depending upon the method believed to produce the best available price and most favorable execution as described above. In transactions with a broker who acts as principal, commissions are generally not stated separately, but are included in the price of the securities.

American Express Financial Corporation gives investment advice to a number of investment companies and mutual funds. Where more than one of these companies or funds are interested in the same securities at the same time, American Express Financial Corporation carries out the sale or purchase in a way that all agree in advance is fair.

Sharing in a large transaction may affect the price or volume of shares acquired. But by these transactions, the Fund hopes to gain an advantage in execution.

The Fund may pay brokerage commissions to broker-dealer affiliates of IDS Life, American Express Financial Corporation and American
Express Company.

The contracts

This prospectus describes the following types of tax-qualified variable annuity contracts:

o Single payment-deferred annuity. You make a single purchase payment. Annuity payments are deferred until some future date.

o Single payment-immediate annuity. A participant makes a single payment. Annuity payments will begin within 60 days after IDS Life approves your application.

o Flexible installment payment-deferred annuity. A participant makes purchase payments in installments over one or more years. Annuity payments will begin at some future date after all installments have been paid.

o A group variable annuity contract. This contract is designed to provide benefits under annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The contract is a master contract issued to the employer as owner and provides benefits for all annuity plan participants. Generally IDS Life will not issue a contract to an employer unless there are at least five employees who are plan participants or who already own contracts based on the Fund. The annual contribution a participant elects must be at least equal to the larger of (1) an amount which, when multiplied by the number of contract years between the application date and the retirement date, equals $3,000 or (2) $300 a year. A participant may increase the amount of this annual contribution within the limits provided by the Code. However, if the annual contribution is more than twice that of the very first annual contribution, IDS Life may place some further conditions on contributions. No contribution will be accepted that is not within the employee exclusion allowance provided by Section 403(b) of the Code. The contract provides several optional settlement modes that each plan participant may elect, except that if at the annuity starting date the accumulation value of the contract is less than $2,000, then the accumulation value may be paid in a lump sum.

The fixed account

The fixed account is an additional account to which you may choose to allocate purchase payments and contract values. It provides guaranteed values and periodically adjusted interest-crediting rates.

If you have a deferred annuity contract, you can change your mind from time to time and apply all or part of your future purchase payments to the fixed account.

Also, the contract provides that once each contract year, you can transfer accumulation values of at least $250 from the variable account to the fixed account or from the fixed account to the variable account. This right ends 30 days before annuity payments begin. Presently, IDS Life does not intend to limit the number of transfers from the variable account to the fixed account; however, transfers from the fixed account to the variable account are limited to one per contract year. Just write or telephone IDS Life and indicate the dollar amount, percentage of, or number of variable accumulation units to transfer from the Fund or the amount of fixed dollar accumulation value to transfer to the Fund.

Automated transfers and partial surrenders

IDS Life currently allows deferred annuity contract holders to establish: (1) automated transfers of contract values between the fixed account and variable account; or (2) automated partial surrenders of contract values. Both services can be in effect at the same time and may be established through a one-time written or telephone request to IDS Life.

The minimum transfer amount from any account or partial surrender amount from the contract is $50 and such transfer or surrender can be made on a monthly, quarterly, semi-annual or annual basis. You may start or stop this service at any time but you must give IDS Life 30 days' notice to change any automated transfer or surrender instructions that are currently in place. Automated transfers or partial surrenders are subject to all of the other contract provisions and terms including provisions relating to the transfer of money between accounts. They are not available for 1969 Series Contracts that were issued prior to May 1971.


Automated transfers from the fixed account may not exceed an amount that will deplete the fixed account within 12 months. If you have made any type of transfer from the fixed account, you may not transfer contract values from the variable account back to the fixed account until the next contract anniversary.


Automated partial surrenders may be restricted by applicable law in some contracts. In addition, the payment of additional purchase payments, if allowed under the contract, while automated partial surrenders are in effect, may not be appropriate and therefore, is not permitted.

IDS Life has the authority to honor any telephone requests believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. As long as the procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests. If IDS Life receives your transfer and/or variable surrender request before its close of business (normally 3 p.m. Central time), it will be processed that day. Calls received after its close of business will be processed the next business day. At times when the volume of telephone requests is unusually high, IDS Life will take special measures to ensure that your call is answered as promptly as possible. A telephone surrender request will not be allowed within 30 days of a phoned-in address change.

You may request that telephone withdrawals not be authorized from your account by writing IDS Life.

Automated partial surrenders may result in income taxes and IRS penalty taxes being applied to all or a portion of the amount surrendered. See the sections on Tax charges and Surrendering your contract (page __).

Consult your tax advisor if you have any questions about the taxation of your annuity.

Measuring the value of your contract

Because values are always changing with the performance of the Fund's investments, it is not easy to measure value with a variable annuity contract. For this reason we use a technique that involves "units." The performance of the Fund is measured by changes in the value of a single unit, rather than the total value of the Fund. There are two kinds of units. As long as you are paying into the Fund they are called "accumulation units." When you begin to receive your annuity payments, they change to "annuity units."

o Accumulation units are used to measure the value of deferred annuity contracts during the period before annuity payments are made.

number of your          value of one          total
accumulation     x      accumulation     =    accumulation
units                   unit                  value

When you buy a deferred annuity contract, your purchase payments will be credited as accumulation units to your contract.

o Annuity units determine the value of each annuity payment. When you buy an immediate annuity contract, your purchase payment will be credited as annuity units to your account.

Under a deferred annuity contract, when annuity payments are to start, your accumulation value will be converted into annuity units. From then on, your annuity payments are based on the current annuity unit value.

number of your          annuity              value of one
annuity units     x     unit value     =     annuity payment

Dates we revalue units - Valuation date

Your units are valued at least once every seven days. At the present time, your units are revalued each business day at the close of trading on the New York Stock Exchange (NYSE). The Fund's securities also will be valued on any business day there is a sufficient degree of trading in the Fund's portfolio securities such that the current net asset value of units might be materially affected (if on that day the Fund is required to sell or redeem securities). The net asset value per share generally changes each day. During an emergency, the Fund can suspend redemption. Such emergency situations would occur if:

o The NYSE closes for reasons other than the usual weekend and holiday closings, or trading on the NYSE is restricted,

o Disposal of the Fund's securities is not reasonably practicable, or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The Securities and Exchange Commission under the provisions of the 1940 Act declares a period of emergency to exist.

Splitting units

IDS Life can split accumulation or annuity units. It will only do so if it is in the best interests of the contract holders, the annuitants and IDS Life.

The valuation period

The valuation period starts after the close of business on one valuation date and ends with the close of business on the next valuation date.

Valuing Fund assets

The net value of the Fund's assets is determined at the start of each valuation period by taking the total value of the Fund's assets and subtracting liabilities. The Fund's portfolio securities are valued as follows:

o Securities traded on national securities exchanges are valued at the last quoted sales price on that day. If a particular security hasn't been traded on a certain day, we take the average price between the last bid (offer to buy) and the last asked (offer to sell) price.

o Securities with readily available market quotations but without a listing on an exchange also are valued at the average between the last bid and the last asked price.

o Short-term securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less but that originally had maturities of more than 60 days at the acquisition date are valued on an amortized cost basis using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at the acquisition date are valued at amortized cost. (Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.)

o Securities and other assets without a ready market price are valued at fair value. The Board of Managers is responsible for using valuation methods they believe give fair value. In cases like this, they may use an outside organization to value these securities. These organizations may use methods that take into consideration yields, trading characteristics and other market data.

When we credit your purchase payments


IDS Life credits each purchase payment at the end of the valuation period during which it received and accepted the payment at its corporate office.

The investment factor

On each valuation date, an investment factor is calculated for the valuation period. This factor measures the Fund's investment performance during the period. Here is how the investment factor is determined:

First, the investment income for the period is determined by combining the Fund's income (interest and any dividends), net realized and unrealized capital gains or losses on investments and expenses. Then, the net investment rate is determined by dividing the Fund's net investment income by the net value of the Fund's assets at the beginning of the valuation period.

Finally, the investment factor for any valuation period is the sum of 1 plus the net investment rate. If the Fund has a negative investment rate for a period, the investment factor will be less than 1.

Valuing an accumulation unit

Accumulation units are used to measure the value of your contract during the period before annuity payments begin. The value of an accumulation unit is determined by multiplying the accumulation unit value for the last valuation period by the investment factor for the current period.

Here is an example: Assume the Fund's assets at the start of the day were $1 million and the investment income for the day was $2,000. The total expenses were $398.35 and the value of an accumulation unit the day before was $1.101000.

Step 1. First, the net investment income is determined. This is income minus expenses or $1,601.65 ($2,000 - $398.35).

Step 2. Next the investment rate is determined. This is the net investment income divided by the assets at the start of the day or 0.001602 ($1,601.65 divided by $1,000,000).

Step 3. The investment factor is one plus the investment rate, or 1.001602.


Step 4. Finally, the value of an accumulation unit is determined by multiplying yesterday's accumulation unit value by the investment factor. The current value of an accumulation unit comes out to $1.102764 ($1.101000 x 1.001602).


Valuing an annuity unit

When you are ready to receive annuity payments, your accumulation units are exchanged for annuity units. Annuity units measure each variable annuity payment. To determine the value of an annuity unit, the annuity unit value on the last valuation date is multiplied by the product of (1) the investment factor for the current period, and (2) the neutralizing factor.

The neutralizing factor removes the assumed investment rate that is built into the variable annuity tables in your contract. The neutralizing factor for a one-day valuation period is 0.999866, when the usual 5% assumed investment rate is used.

Here is a shortcut for calculating the value of an annuity unit: Substitute the term "annuity unit" for the term "accumulation unit" each time it appears in the example used for calculating accumulation unit values.

Then take the answer in Step 4 ($1.102764) and multiply it by the neutralizing factor (0.999866). The answer is the current value of an annuity unit, or $1.102616.

The assumed investment rate is not always 5%. For example, contracts subject to Texas law cannot use more than a 3.5% investment rate. You can request a 3.5% investment rate by sending a written request to IDS Life at its home office. The current policy of IDS Life is to grant a request received no later than 30 days before settlement.

Why would you want a lower assumed investment rate? The value of an annuity unit will rise or fall to the extent that the actual investment rate for the period is more or less than the assumed investment rate. A lower assumed rate produces a lower initial annuity payment, but later payments will rise faster if unit values are going up. Later payments will fall more slowly if unit values are dropping.

Annuity payment starting date

Individual contracts. For deferred contracts paid for in annual installments or with a single payment, the annuity payment starting date is selected in your application. You may change the payment date at any time not less than 30 days before annuity payments are to start.

For single payment deferred contracts, the annuity payment starting date must be at least 60 days after the application date.

For immediate contracts, the annuity payment starting date must be no later than 60 days after the application date.


You can only wait so long before annuity payments begin. The annuity payment starting date must come before the annuitant's 75th birthday.


Group contracts. For group contracts, the annuity starting date and the annuity payment plan are elected by the participant in the Statement of Participation. The participant may change either election anytime not less than 30 days before annuity payments start. The annuity starting date must be at least so many years after the application date that the number of years multiplied by the annual purchase payment equals or exceeds $3,000.

Additionally, the annuity payment starting date must be no later than the certificate anniversary nearest the annuitant's 75th birthday.

For qualified annuities, to avoid IRS penalty taxes, the retirement date generally must be:

o       on or after the date the annuitant reaches age 59 1/2; and
o for IRAs, SIMPLE IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70
        1/2; or
o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires; except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

Table of settlement rates

Settlement rates are based on the Progressive Annuity Table assuming all births in 1900. To determine the rate applicable at settlement, we look at the annuitant's birthday nearest the settlement date and subtract an adjustment according to the following chart.

Calendar year of                        Adjustment for
annuitant's birth                       Male     Female
-------------------------------------------------------
Prior to 1920.......................     0         4
1920 through 1939...................     1         5
1940 through 1954...................     2         6
1955 through 1969...................     3         7
After 1969..........................     4         8
-------------------------------------------------------

In  Arizona   Governing   Committee  for  Tax  Deferred   Annuity  and  Deferred
Compensation Plans, etc. et al. v. Nathalie Norris, etc., the United States Supreme Court decided that Title VII of the Civil Rights Act of 1964 prohibits an employer from offering its employees the option of receiving retirement benefits from one of several companies selected by the employer, all of which pay a woman lower monthly retirement benefits than a similarly situated man. The Court ordered that all retirement benefits derived from contributions made on and after Aug. 1, 1983, must be calculated without regard to the sex of the annuitant.

IDS Life has been administering contributions received since Aug. 1, 1983, on the company's in-force annuity contracts to provide retirement benefits without regard to the sex of the annuitant in those markets which are affected by the Norris decision. Annuity contract amendments also have been developed for new contracts in order to assure continued compliance by employers with the obligations imposed on them by the Norris decision.

Annuity payment plans

You may select on the application how you want annuity payments made and when the payments are to begin. If you have a deferred annuity contract you may change your payment plan at any time at least 30 days before the annuity payment starting date.

Here are the plans available for all annuity contracts as described in this prospectus:

Plan A - An annuity is paid each month during the lifetime of the annuitant or payee (group contract). No payments are made after the annuitant's or payee's death, therefore, it is possible to receive only one annuity payment if the annuitant dies shortly after annuity payments begin.

Plan B - An annuity is paid each month during the lifetime of the annuitant or payee with the additional guarantee that payments will be made for at least five, 10 or 15 years as you select.

Plan C - An annuity is paid each month during the lifetime of the annuitant or payee with the additional guarantee that payments will be made for a period not less than the number of months determined by dividing the amount applied to Plan C by the amount of the first monthly annuity payment.

Plan D - An annuity is paid each month during the lifetimes of two named annuitants or payees. When the first annuitant or payee dies, payments continue for the lifetime of the survivor. No payments are made after the survivor's death unless you ask for the Plan D option. This provides payments for a guaranteed period as in Plan B or Plan C.

Restrictions for qualified plans - If your annuity was purchased under a Section 401(k) plan, Section 403(b) plan (TSA), or as an IRA, you must select a payment plan that provides for payments:

o       over the life of the annuitant;

o       over the joint lives of the annuitant and beneficiary;

o for a period not exceeding the life expectancy of the annuitant; or

o for a period not exceeding the joint life expectancies of the annuitant and beneficiary.

A beneficiary of a variable annuity contract may ask for one lump-sum payment under Plan B or Plan C. This payment may be subject to 20% income tax withholding if made directly to a surviving spouse. IDS Life will not grant the request if you asked us not to.

If no plan has been selected by the annuity payment starting date, Plan B with 120 guaranteed monthly payments will be used.

If the value of the contract is less than $2,000 on the annuity payment starting date, the accumulation value may be paid in a lump-sum.

Determination of monthly annuity payments for deferred contracts

When annuity payments are to begin, the first monthly variable annuity payment is computed on the valuation date on or right before the seventh day before the annuity payment starting date.

The computations are made using the table of settlement rates in your contract unless an optional table is agreed upon. A different table is used if you have elected a 3.5% assumed investment rate. The amount of the first payment is divided by the annuity unit value to give the number of annuity units for your contract.

Each monthly payment after the first one will be determined by multiplying the number of annuity units by the current annuity unit value. Payouts made by check will be computed on the valuation date on or right before the fifth day before the annuity payment date. Payouts made by a transfer to another IDS fund account will be computed on the valuation date on or right before the annuity payment date.

Here is an example: Assume the variable accumulation value on the valuation date seven days before the annuity payment starting date was $30,000, and the plan you selected produces an initial payment of $6 for each $1,000 of accumulation value. Ignoring premium taxes, if any, the first payment would be $180 (30 x $6 = $180).

Now assume the annuity unit value on the valuation date seven days before the annuity payment starting date is $1.800000. The number of annuity units for your contract is 100 ($180 divided by $1.800000 = 100). Ordinarily, the value of the same number of annuity units will be paid each month.

Determination of monthly annuity payments for immediate contracts

The number of your annuity units is multiplied by the value of one unit. The value of one unit is determined on the valuation date on or right before the seventh day before the annuity payment is due. The following example shows how the number of your annuity units is determined:

Assume the net purchase payment is $30,000, and the conversion factor, based on actuarial tables and the contract you selected, is $5.50.

Assume the value of one annuity unit on the valuation date is $1.500000.

First divide the net purchase payments by $1,000: $30,000 divided by $1,000 = $30. Next multiply the answer by the conversion factor: $30 x $5.50 = $165.

Divide the answer by the value of one unit. This gives the number of annuity units paid out each month: $165 divided by $1.500000 =
110 units.

The charges you pay

1) Sales and administrative charges

The tables below show the deductions from your purchase payments for sales and administrative charges for single payment contracts and flexible installment payment contracts. The net amount invested is the total purchase payments minus the deduction for sales and administrative charges.

Single payment contracts

                                                          Total charge           Total deduction
Part of the            Deduction     Deduction for     as percentage of         as percentage of
total purchase         for sales     administrative     total purchase             net amount
payment                 charge           charge             payment                 invested

First $1,500             13%              2%                  15%                    17.65%
Next $48,500              3               1                    4                      4.17
Over $50,000              1.5             0.5                  2                      2.04
------------------------------------------------------------------------------------------

Flexible installment payment contracts
                                                          Total charge           Total deduction
Part of the            Deduction     Deduction for     as percentage of         as percentage of
total purchase         for sales     administrative     total purchase             net amount
payment                 charge           charge             payment                 invested

First $1,500             13%              2%                  15%                    17.65%
Next $48,500              2               2                    4                      4.17
Over $50,000              0.5             1.5                  2                      2.04
------------------------------------------------------------------------------------------

The effect of the deductions shown above is illustrated in the following table:
                                                      Sales and admin.         Sales and admin.
                                    Deductions          charge as a              charge as a
$25 Monthly          Total        for the sales        percentage of            percentage of
purchase            purchase        and admin.        total purchase            aggregate net
payments            payments         charge               payments             amount invested

1 Year               $   300          $   45               15.00%                  17.65%
5 Years                1,500             225               15.00                   17.65
10 Years               3,000             285                9.50                   10.50
15 Years               4,500             345                7.67                    8.30
20 Years               6,000             405                6.75                    7.24
----------------------------------------------------------------------------------------

$100 Monthly
purchase payments

1 Year               $ 1,200          $  180               15.00%                  17.65%
5 Years                6,000             405                6.75                    7.24
10 Years              12,000             645                5.38                    5.68
15 Years              18,000             885                4.92                    5.17
20 Years              24,000           1,125                4.69                    4.92
----------------------------------------------------------------------------------------

The table below shows the deduction from your purchase payments for sales and administrative charges for group contracts. The net amount invested is the total purchase payments minus the deduction for sales and administrative charges.

Group contract -- Employer plan
Part of                Deduction       Deduction               Total                 Total
the total                 for             for                charge as           deduction as
purchase                 sales       administrative     percentage of total    percentage of net
payment                 charge           charge           purchase payment      amount invested

First $10,000            3.75%            2%                   5.75%                 6.10%
Next $40,000             2                2                    4                     4.17
Excess over $50,000      0.5              1.5                  2                     2.04
-----------------------------------------------------------------------------------------

Pursuant to a Distribution and Services Agreement with the Fund, IDS Life is the principal underwriter and performs all sales and administrative duties. It pays salaries, sales commissions, legal, accounting, auditing or actuarial fees, and death benefits under deferred variable annuity contracts. The deductions for sales and administrative charges came to $167,677 for 1996, $183,040 for 1995 and $216,240 for 1994.


The sales and administrative charge may be reduced or eliminated, but only to the extent IDS Life anticipates that it will incur lower sales and administrative expenses or perform fewer services due to economies arising from the size of the particular group, the average contribution per participant and the utilization of mass enrollment procedures. Generally, this will occur with programs established by an employer for all employees or for all employees in a class, wherein employees do not individually elect to participate in the program.

2) Premium taxes

Some states may charge a premium tax in an amount of up to 3.5%. If a state requires payment of a premium tax on your contract, a deduction will be made from your purchase payments or from your contract's accumulation value.

3) Increases in life expectancy and administrative expenses

IDS Life will bear any expenses that occur because of an increase in administrative expenses, or because of an increase in the life expectancy of people receiving variable annuity payments. But, it is not responsible for increases in brokers' fees and transfer taxes on the purchase and sale of assets.


For bearing this risk, IDS Life charges the Fund a fee equal to 1% of the Fund's average daily net assets for the year. This came to $6,591,985 for 1996, $5,604,098 for 1995 and $5,150,839 for 1994.


If the fee is more than enough to cover the increases, IDS Life will keep the difference. If the fee is not enough, IDS Life bears the loss.

4) Charge for investment management


For acting as investment manager, IDS Life charges the Fund a fee equal to 0.4% of the Fund's average net assets for the year, less any brokerage credits. This came to $2,637,138 for 1996, $2,241,761 for 1995 and $2,060,445 for 1994.


5) Tax charges

IDS Life is taxed as a life insurance company under Subchapter L of the Code. The Fund is treated as part of IDS Life for federal income tax purposes. IDS Life must pay all taxes that come about because of the Fund. For this reason, IDS Life can charge the Fund for tax charges.

Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

Investment results credited to a contract are not taxed until annuity benefits are received.

Surrendering your contract

You can surrender all or part of your deferred annuity contract any time before the annuity payment starting date. Under certain contracts issued in connection with optional retirement programs for employers of certain state supported educational institutions, the contract holder must join in the request. There can be no surrender in whole or in part after annuity payments have started unless the remaining payments are not dependent on life contingencies.

Immediate annuity contracts can be surrendered at any time as long as the remaining payments are not dependent on life contingencies.
See annuity payment plans on page __.

For a discussion of automated partial surrenders, see page __.

There are special rules for a participant in the Texas Optional Retirement Program (Texas ORP). The Texas ORP restricts the payment of program benefits to participating employees prior to termination of employment. Accordingly, no contract offered by this prospectus will be issued to fund participation in the Texas ORP unless the purchaser instructs the company not to accept surrender of the contract prior to termination of employment, retirement, death or total disability of the participating employee.

Make your request to IDS Life in writing. IDS Life will cash in the number of accumulation units for the amount you request. The units are valued on the day your request is received in our Minneapolis home office. You cannot surrender part of your contract if the remaining accumulation value will be less than $20, and you cannot repay any amount you surrender. A check usually will be mailed to you within seven days after we process your request. However, IDS Life can delay sending your check until we are sure we have received good payment for the accumulation units you want to surrender.

You may receive extra money if the Fund's state premium tax liability is reduced as a result of your surrender. If it is, you will receive either the amount of the reduction or the amount already deducted from your purchase payments for premium taxes, whichever is less.

A surrender by a participant in a plan or program qualified under Section 401, 403 or 408 of the Code may result in adverse tax consequences. Consult a qualified tax advisor before requesting a surrender.

Distribution Restrictions. The Code imposes certain restrictions on an owner's right to receive early distributions attributable to salary reduction contributions from a contract purchased for a retirement plan qualified under
Section 403(b) of the Code as a TSA.

Distributions attributable to salary reduction contributions may be made from the TSA contract only if the owner has attained age 59 1/2, has become disabled as defined in the Code, has separated from the service of the employer that purchased the contract, or upon the death of the owner. Additionally, if the Owner should encounter a financial hardship (within the meaning of the Code), he or she may receive a distribution of all contract values except those arising from earnings on them. These restrictions apply to amounts credited to the contract after Dec. 31, 1988. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% tax (in addition to income tax) as a premature distribution and 20% income tax withholding may be imposed (see page __).

This restriction on the right to receive a distribution does not affect the availability of the amount credited to the contract as of Dec. 31, 1988, and if the contract has a loan provision, the right to receive a loan continues to exist. The restrictions do not apply to transfers or exchanges of contract value within the annuity or to another registered variable annuity contract or investment vehicle available through the employer.

Special rules if the annuitant dies before the annuity payment starting date

Under a single payment or flexible installment deferred annuity contract, if the annuitant dies before annuity payments begin, the beneficiary will receive either:

o the sum of all purchase payments minus surrenders and unrepaid withdrawals; or

o       the accumulation value of the contract, whichever is more.

Under the group variable contract, if the participant dies before annuity payments begin, the beneficiary will receive the greater of:

o the sum of all contributions made by the participant less his surrenders; or

o       the accumulation value of the participant's account.

IDS Life will pay this death benefit in a lump sum at the end of the valuation period during which its death claim requirements are fulfilled, unless an election has been made to provide an annuity payable to the participant's beneficiary. Payments made directly to a surviving spouse (instead of being rolled over into an IRA) may be subject to 20% income tax withholding.

Special Features of the Group Variable Annuity Contract

Modifications. From time to time, IDS Life may modify the group variable annuity contract in order to conform the contract or give participants the benefit of any federal or state law or any regulation of the U.S. Treasury Department. Without the consent of the affected participant, no modification will affect the amount or terms of an annuity purchased prior to the effective date of the modification. Without the contract holder's approval, no modification can be made prior to the fifth contract anniversary.


On or after this anniversary, IDS Life may make modifications to the contract without the contract holder's consent. The effect of these modifications may include the deductions from contributions for sales and administrative expense, periodic deductions for mortality and expense assurances and investment management, and the annuity settlement date. At least 90 days' notice of this type of modification will be given to the contract holder. No modification made after the fifth contract year will affect the rights of any participant who was a participant prior to the effective date of the modification except for that portion of the participant's contributions which exceeds twice the amount of his first annual contribution. The amount in excess of twice the first annual contribution will receive the benefit of the assurances given new entrants into the plan in the year the excess is first received by IDS Life. These assurances will continue so long as the participant continues to make such excess contributions.


Experience Rating. The group variable annuity contract provides for experience rating at the discretion of IDS Life. If the charges made by IDS Life for mortality and expense assurances exceed the expenses incurred, IDS Life may allocate all, a portion, or none of the excess as an experience rating credit. No experience rating credits have been paid to date. The experience rating credit, if any, which accrues to any group variable annuity contract will be determined annually upon each contract anniversary by IDS Life. Application of the credit accruing to any group variable annuity contract will be applied in one of two ways, as determined by IDS Life:

o by a reduction in the amount deducted from subsequent contributions; or

o by the crediting of a number of additional accumulation units or annuity units, as applicable, equal in value to the amount of the credit due (such additional units shall be credited without the deduction imposed on contributions).

Assignment Prohibited. No benefit or privilege under the contract may be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than IDS Life.

Suspension. IDS Life may suspend a group variable annuity contract upon at least 90 days' written notice to the contract holder if the contract holder has failed to make any contributions during the contract year immediately preceding such notice. A contract holder may suspend a contract upon written notice to IDS Life at least 90 days in advance of the effective date of the suspension. Upon suspension, IDS Life may refuse to accept further contributions. Suspension will in no way affect the accumulation units or annuity units previously credited to any participant.

Termination of Contributions. Upon termination of contributions on behalf of a participant for any reason prior to the retirement date, the participant may elect to withdraw the value of, or leave his total account in force under the contract until its value is withdrawn as a surrender, paid upon the death of the participant, or used to provide an annuity for the participant. When a participant's variable account is left in force under the contract, the account will continue to reflect the net investment experience of the Fund except that if the value of the participant's total account is less then $1,000, IDS Life may fulfill its obligations with respect to a participant by payment of such value in a lump sum.

Your right to cancel installment contracts

You will receive a Statement of Charges and a Notice of Cancellation Rights within 60 days after the contract is sent to you. You will have 45 days from the time this notice was sent to you to cancel your installment contract. You will receive the current accumulation value of your account plus any amounts deducted for taxes and charges.

If you bought this annuity under an Individual Retirement Annuity program and cancel the contract within seven days after the date of issuance, IDS Life will refund the greater of the total amount of purchase payments, or the value of the net amount invested, without reduction in either case for sales and contract administrative charges and taxes.

What about your taxes?

Group contract. If your plan is sponsored by a public school system or an organization that is tax exempt pursuant to Section 501(c)(3) of the Code, then contributions made for the purchase of an annuity contract under Section 403(b) are excludable from your gross income. Any annual contributions that exceed the limits on contributions to a 403(b) contract are not excluded from your gross income.

Once you begin to receive annuity payments, your payments are taxed as provided in Section 72 of the Code. Ordinarily, this means that your total annual annuity payments are taxed as ordinary income. If you elect to receive a lump sum payment rather than annuity payments, the entire amount received may be taxed as ordinary income.

Individual contract. Under present law, any increase in the value of the units credited to your individual annuity contract is not taxed until received. When payments from a retirement plan or contract begin, they are taxed under Section 72 of the Code. Ordinarily, this means that your total annual annuity payments are taxed as ordinary income. The recipient, however, may be in a lower tax bracket after retirement due to lower income and larger deductions. If you elect to receive a lump sum payment rather than annuity payments, the entire amount received may be taxed as ordinary income.

For all variable annuity contracts, if you surrender part or all of your annuity, you will be taxed on the payment you receive to the extent that the value of your contract exceeds your investment in the contract and 20% income tax withholding may apply to your surrender. In addition, your regular tax will be increased by 10% of the portion of the distribution includable in income unless the distribution is:

o       after you reach age 59 1/2;


o because of your death (or the death of the primary annuitant if the owner is not an individual);


o       because you are disabled;

o part of a series of substantially equal periodic payments over the life expectancy of the owner (or joint life expectancies of the owner and beneficiary); or

o because you separate from service on account of early retirement after reaching age 55.

These are the major exceptions to the 10% additional tax. Consult your tax advisor before taking any action.

In general, if you receive all or part of the contract value from a qualified annuity (but not an IRA), mandatory 20% income tax withholding will be imposed at the time the payment is made. In addition, federal income tax and the 10% IRS penalty tax for early withdrawals may apply to amounts properly includable in income. This mandatory 20% income tax withholding will not be imposed if:

o instead of receiving the payment, you elect to have the payment rolled over directly to an IRA or another eligible plan;

o the payment is one of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your designated beneficiary) or made over a period of 10 years or more; or

o       the payment is a minimum distribution required under the Code.

These are the major exceptions to the mandatory 20% income tax withholding. Payments made to a surviving spouse instead of being directly rolled over into an IRA also may be subject to 20% income tax withholding. For taxable distributions that are not subject to the mandatory 20% withholding, federal income tax and possibly state income tax will be withheld from the taxable part of your distribution unless you elect otherwise.

Unlike life insurance proceeds, the death benefit under an annuity contract is not tax exempt. The gain, if any, is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payments.

The contract is intended to qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendments.

Important: This discussion of federal tax laws is based upon IDS Life's understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Voting rights

Voting rights of contract holders and group plan participants are granted and defined by the regulations of the Fund. To the extent permitted under the 1940 Act, these voting rights may be modified by IDS Life without submission to a vote of a majority of the outstanding voting units. Variable contract holders and group plan participants can vote on:

o       any changes in fundamental investment restrictions;

o the approval of and any changes to the investment management and advisory agreements;

o       the election of the Board of Managers; and

o       the acceptance of the Fund's independent auditors.

A variable contract holder or group plan participant with accumulation units has a number of votes equal to the number of accumulation units owned. Under a contract where annuity payments have started, the number of votes is determined by dividing the present value of all future annuity payments by the value of one accumulation unit on the record date. So there may be a gradual decline in the number of votes to which a contract holder or group plan participant is entitled as annuity payments continue to be made under the contract. The record date will be set by the Board of Managers not more than 60 days before the regular meeting or any special meeting of variable contract holders or group plan participants. Cumulative voting is not authorized.


First Bank National Association (First Bank) of St. Paul, MN, as custodian for Keogh Act plans and for the IDS Incentive and Thrift Plan, was owner of record of 2,193,427 units of the Fund on Dec. 31, 1996, constituting 6.7% of the voting units. First Bank votes these units in accordance with instructions from the beneficial owners. If First Bank fails to receive timely instructions from a beneficial owner, it will vote these units in the same proportion as units voted according to received instructions.

Management

Members of the Board of Managers and officers of the Fund

Richard W. Kling*
Chairman of the Board of Managers and President
IDS Tower 10
Minneapolis, MN

Director of IDS Life Insurance Company since February 1984; President since March 1994. Executive Vice President, Marketing and Products from January 1988 to March 1994. Senior Vice President, American Express Financial Corporation, since 1994; Director of IDS Life Series Fund, Inc.

Edward Landes
Member of the Board of Managers
30 South 9th Street
Minneapolis, MN

Development consultant. Director of Endowment Development, YMCA of Metropolitan Minneapolis since 1996. Vice President for Financial Development, YMCA of Metropolitan Minneapolis from 1985 to 1995. Former sales manager - Supplies Division and district manager Data Processing Division of IBM Corporation. Retired 1983.

Carl N. Platou
Member of the Board of Managers
312 South 6th Street
Minneapolis, MN

President Emeritus and Chief Executive Officer, Fairview Hospital and Healthcare Services. Director, St. Thomas University since 1990.

Gordon H. Ritz
Member of the Board of Managers
404 WCCO Radio Building
Minneapolis, MN

Director, Mid-America Publishing and Atrix International, Inc. Former president, Com Rad Broadcasting Corp. Former director, Sunstar Foods.

Morris Goodwin Jr.*
Vice President and Treasurer
IDS Tower 10
Minneapolis, MN

Vice President and Treasurer, IDS Life, since March 1994. Vice President and Corporate Treasurer, American Express Financial Corporation, since July 1989.

Lorraine R. Hart*
Vice President, Investments
IDS Tower 10
Minneapolis, MN

Vice President - Insurance investments of American Express Financial Corporation since 1989. Vice President - Investments of IDS Life since 1992.

Jeffrey S. Horton*
Vice President and Controller
IDS Tower 10
Minneapolis, MN

Vice President and Controller since July 1996.

Timothy S. Meehan*
Secretary
IDS Tower 10
Minneapolis, MN

Secretary of American Express Financial Corporation, American Express Financial Advisors Inc. and IDS Life Series Fund, Inc. since October 1995. Senior counsel to American Express Financial Corporation since 1995. Counsel from 1990 to 1995.

William A. Stoltzmann*
General Counsel and Assistant Secretary
IDS Tower
Minneapolis, MN

Vice President and Assistant General Counsel, American Express Financial Corporation, since November 1985, and Vice President, General Counsel and Secretary, IDS Life, since December 1989.

*Interested person of the Fund by reason of being an employee of IDS Life or American Express Financial Corporation.

You vote at each regular meeting for the Fund's Board of Managers. Members who are not salaried employees of IDS Life or one of its affiliates receive up to $4,000 annually for serving on the Board. All officers of the Fund are salaried employees of IDS Life or American Express Financial Corporation and receive no remuneration from the Fund. The officers and managers of the Fund aggregately hold less than 1% of the outstanding voting units.

Directors and officers of IDS Life Insurance Company*

The Directors:

David R. Hubers
Director since September 1989; President and Chief Executive Officer, American Express Financial Corporation, since August 1993 and Director, American Express Financial Corporation, since January 1984. Senior Vice President, Finance and Chief Financial Officer, American Express Financial Corporation, from January 1984 to August 1993.

Richard W. Kling
Director since February 1984; President since March 1994; Executive Vice President, Marketing and Products from January 1988 to March 1994. Senior Vice
President, American Express Financial Corporation, since May 1994, Vice President from 1988 to 1994. Director of IDS Life Series Fund, Inc. and Chairman of the Board of Managers and President of IDS Life Variable Annuity Funds A & B.

Paul F. Kolkman
Director since May 1984; Executive Vice President since March 1994; Vice President, Finance from May 1984 to March 1994; Vice President, American Express Financial Corporation, since January 1987. Vice President and Chief Actuary of IDS Life Series Fund, Inc.

James A. Mitchell
Chairman of the Board since March 1994; Director since July 1984; Chief Executive Officer since November 1986; President from July 1984 to March 1994; Executive Vice President, American Express Financial Corporation, since March 1994; Director, American Express Financial Corporation, since July 1984. Senior Vice President, American Express Financial Corporation, from July 1984 to March 1994.


Barry J. Murphy
Director and Executive Vice President, Client Service since March 1994; Senior Vice President, American Express Financial Corporation since May 1994. Senior Vice President, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, from July 1992 to April 1994; Vice President, TRS, from November 1989 to July 1992.


Stuart A. Sedlacek
Director and Executive Vice President, Assured Assets since March
1994; Vice President, American Express Financial Corporation, since September 1988.


Melinda S. Urion
Director and Controller since September 1991; Executive Vice President since March 1994; Vice President and Treasurer from September 1991 to March 1994; Director, Senior Vice President and Chief Financial Officer, American Express Financial Corporation, since November 1995; Corporate Controller from April 1994 to November 1995; Vice President from September 1991 to November 1995; Chief Accounting Officer from July 1988 to September 1991.


Officers Other Than Directors


Morris Goodwin Jr.
Vice President and Treasurer since March 1994; Vice President and Corporate Treasurer, American Express Financial Corporation, since July 1989; Vice President and Treasurer of IDS Life Series Fund, Inc. and IDS Life Variable Annuity Funds A & B.

William A. Stoltzmann
Vice President, General Counsel and Secretary since 1989; Vice President and Assistant General Counsel, American Express Financial Corporation, since November 1985. Vice President, General Counsel and Secretary, American Enterprise Life Insurance Company, American Partners Life Insurance Company.


*The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010.

Other Information

History

The Fund is an open-end diversified investment company as defined under the 1940 Act. It was organized as a segregated asset account by IDS Life under Minnesota law on May 10, 1968.

IDS Life is a stock life insurance company organized under Minnesota law on Aug. 7, 1957. It conducts a conventional life insurance business in addition to its variable annuity business.

IDS Life Insurance Company is not a bank, and the securities it offers are not backed or guaranteed by any bank nor are they insured by the FDIC.

Assets of the Fund


On Dec. 31, 1996, there were 15,441 outstanding contracts. The assets were $676,109,607.


The assets of the Fund are held solely for the variable contract holders. The assets are not used to pay liabilities of any other business of IDS Life.

Headquarters

The corporate office of IDS Life is located in the IDS Tower in Minneapolis, Minnesota.

Ownership of IDS Life and American Express Financial Corporation

All of the capital stock of IDS Life is owned by American Express Financial Corporation. On Jan. 12, 1984, Investors Diversified Services, Inc., of which IDS Life was a wholly owned subsidiary, was merged into a wholly owned subsidiary of American Express Company to form IDS Financial Services Inc. On Jan. 1, 1995, IDS Financial Corporation's name was changed to American Express Financial Corporation, and IDS Financial Services Inc.'s name was changed to American Express Financial Advisors Inc. American Express Financial Corporation serves as investment advisor for the Fund. American Express Financial Corporation is an investment advisor for a number of open-end investment companies and for its subsidiaries. The headquarters of American Express Financial Corporation is IDS Tower, Minneapolis, Minnesota.

Other affiliations

IDS Life also distributes different variable annuity contracts including: Fund A, IDS Life Variable Retirement Annuity, IDS Life Combination Retirement Annuity, IDS Life Flexible Annuity, IDS Life Flexible Portfolio Annuity, IDS Life Real Estate Variable Annuity, IDS Life Group Variable Annuity Contract and IDS Life Employee Benefit Annuity.

The members of the Fund's Board of Managers also serve on the Board of Managers of Fund A and on the Board of Directors of IDS Life Series Fund, Inc.


IDS Life manages Fund B, Fund A and nine mutual funds existing within the IDS MUTUAL FUND GROUP advised by American Express Financial Corporation. These nine mutual funds are available for purchase only through variable annuity contracts which are distributed by IDS Life and its subsidiaries, IDS Life Insurance Company of New York, American Enterprise Life Insurance Company, American Partners Life Insurance Company and American Centurion Life Assurance Company.
The names of these funds are: IDS Life Capital Resource Fund, IDS Life Aggressive Growth Fund, IDS Life International Equity Fund, IDS Life Special Income Fund, IDS Life Managed Fund, IDS Life Moneyshare Fund, IDS Life Growth Dimensions Fund, IDS Life Global Yield Fund and IDS Life Income Advantage Fund. IDS Life also manages IDS Life Series Fund, Inc., which is available for purchase only through policies distributed by IDS Life and IDS Life Insurance Company of New York.


Custodian


Pursuant to a custodian agreement, the Fund's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Avenue, Minneapolis, MN 55402-2307.


The custodian has entered into a sub-custodian arrangement with Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Brooklyn, NY 11201. As part of this arrangement, portfolio securities purchased outside the United States may be held in custody and deposit accounts that have been established by Morgan Stanley with one or more domestic or foreign banks, or through the facilities of one or more clearing agencies or central securities depositories as may be permitted by law and by the Fund's sub-custodian agreement.

Insurance regulation

IDS Life is regulated by the Department of Commerce of the State of Minnesota. From time to time, the department examines the company's liabilities and reserves and certifies their correctness. IDS Life also is subject to insurance laws and regulations of other states where it is licensed to do business.

Financial statements


The Report of Independent Auditors and the Financial Statements, including Notes to Financial Statements and the schedule of investments in securities, contained in the 1996 Annual Report to IDS Life Variable Annuity Fund B contract holders, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this Prospectus by reference. No other portion of the Annual Report, however, is incorporated by reference.

Legal Proceedings

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life does business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life, like other life and health insurers, from time to time is involved in such litigation. On December 13, 1996, an action of this nature was commenced in Minnesota state court. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life filed an answer to the Complaint on February 18, 1997. A similar action involving the replacement of existing IDS Life insurance policies and annuity contracts was filed in the same court on March 21, 1997.

IDS Life believes it has meritorious defenses to these and other actions arising in connection with the conduct of its business activities and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal proceedings which would have a material adverse effect on its consolidated financial condition.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS


                                                        Dec. 31,       Dec. 31,
ASSETS                                                    1996           1995
------                                                    ----        ---------
                                                             (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $10,521,650; 1995, $11,878,377) ..............   $10,236,379   $11,257,591
Available for sale, at fair value (Amortized cost:
1996, $11,008,622; 1995, $10,146,136) ..............    11,146,845    10,516,212
Mortgage loans on real estate ......................     3,493,364     2,945,495
Policy loans .......................................       459,902       424,019
Other investments ..................................       251,465       146,894

Total investments ..................................    25,587,955    25,290,211

Cash and cash equivalents ..........................       224,603        72,147
Amounts recoverable from reinsurers ................       157,722       114,387
Amounts due from brokers ...........................        11,047            --
Other accounts receivable ..........................        44,089        39,108
Accrued investment income ..........................       343,313       348,008
Deferred policy acquisition costs ..................     2,330,805     2,025,725
Deferred income taxes ..............................        33,923            --
Other assets .......................................        37,364        36,410
Separate account assets ............................    18,535,160    14,974,082

Total assets .......................................   $47,305,981   $42,900,078
                                                       ===========   ===========

                           IDS LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (continued)


                                                       Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                    1996             1995
------------------------------------                    ----             ----
                                                             (thousands)


Liabilities:
Future policy benefits:
Fixed annuities ....................................   $21,838,008   $21,404,836
Universal life-type insurance ......................     3,177,149     3,076,847
Traditional life insurance .........................       209,685       209,249
Disability income and long-term care insurance .....       424,200       327,157

Policy claims and other
policyholders' funds ...............................        83,634        56,323
Deferred income taxes ..............................          --         112,904
Amounts due to brokers .............................       261,987       121,618
Other liabilities ..................................       332,078       285,354
Separate account liabilities .......................    18,535,160    14,974,082

Total liabilities ..................................    44,861,901    40,568,370

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding ..         3,000         3,000
Additional paid-in capital .........................       283,615       278,814
Net unrealized gain on investments .................        86,102       230,129
Retained earnings ..................................     2,071,363     1,819,765

Total stockholder's equity .........................     2,444,080     2,331,708

Total liabilities and stockholder's equity .........   $47,305,981   $42,900,078
                                                       ===========   ===========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.

                                              IDS LIFE INSURANCE COMPANY
                                           CONSOLIDATED STATEMENTS OF INCOME

                                                                   Years ended Dec. 31,
                                                       1996               1995                1994
                                                       ----               ----                ----
                                                                      (thousands)
Revenues:
Premiums:
Traditional life insurance                        $    51,403         $   50,193          $   48,184
Disability income and long-term care insurance        131,518            111,337              96,456

Total premiums                                        182,921            161,530             144,640

Policyholder and contractholder charges               302,999            256,454             219,936
Management and other fees                             271,342            215,581             164,169
Net investment income                               1,965,362          1,907,309           1,781,873
Net realized loss on investments                         (159)            (4,898)             (4,282)

Total revenues                                      2,722,465          2,535,976           2,306,336

Benefits and expenses:
Death and other benefits:
Traditional life insurance                             26,919             29,528              28,263
Universal life-type insurance
and investment contracts                               85,017             71,691              52,027
Disability income and
long-term care insurance                               19,185             16,259              13,393

Increase (decrease) in liabilities for future policy benefits:
Traditional life insurance                              1,859             (1,315)             (3,229)
Disability income and
long-term care insurance                               57,230             51,279              37,912

Interest credited on universal life-type
insurance and investment contracts                  1,370,468          1,315,989           1,174,985
Amortization of deferred policy acquisition costs     278,605            280,121             280,372
Other insurance and operating expenses                261,468            211,642             210,101

Total benefits and expenses                         2,100,751          1,975,194           1,793,824

Income before income taxes                            621,714            560,782             512,512

Income taxes                                         207,138            195,842             176,343

Net income                                         $  414,576         $  364,940          $  336,169
                                                   ==========         ==========          ==========

See accompanying notes to consolidated financial statements.

                                               IDS LIFE INSURANCE COMPANY
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                             Three years ended Dec. 31, 1996
                                                       (thousands)

                                                            Additional    Net Unrealized
                                              Capital           Paid-In     Gain (Loss) on     Retained
                                               Stock            Capital       Investments      Earnings            Total
                                               -----            -------       -----------      --------            -----
Balance, Dec. 31, 1993                         $3,000         $ 222,000     $      114        $1,468,230       $1,693,344
Initial adoption of SFAS No. 115                   --                --        181,269                --          181,269
Net income                                         --                --             --           336,169          336,169
Change in net unrealized
gain (loss) on  investments                        --                --       (457,091)               --         (457,091)
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1994                          3,000           222,000       (275,708)        1,639,399        1,588,691
Net income                                         --                --             --           364,940          364,940
Change in net unrealized
gain (loss) on investments                         --                --        505,837                --          505,837
Capital contribution from parent                   --            56,814             --                --           56,814
Loss on reinsurance transaction
with affiliate                                     --                --             --            (4,574)          (4,574)
Cash dividends                                     --                --             --          (180,000)        (180,000)

Balance, Dec. 31, 1995                          3,000           278,814        230,129         1,819,765        2,331,708
Net income                                         --                --             --           414,576          414,576
Change in net unrealized
gain (loss) on investments                         --                --       (144,027)               --         (144,027)
Capital contribution from parent                   --             4,801             --                --            4,801
Other changes                                      --                --             --             2,022            2,022
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1996                         $3,000          $283,615       $ 86,102        $2,071,363       $2,444,080
                                                =====           =======         ======          ========         ========

See accompanying notes to consolidated financial statements.

                                                   IDS LIFE INSURANCE COMPANY
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended Dec. 31,
                                                            1996               1995                1994
                                                            ----               ----                ----
                                                                            (thousands)
Cash flows from operating activities:
Net income                                               $ 414,576          $ 364,940           $ 336,169
Adjustments to reconcile net income to
net cash (used in) provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                        (49,314)           (46,011)            (37,110)
Policy loan repayment, excluding universal
life-type insurance                                         41,179             36,416              33,384
Change in amounts recoverable from reinsurers              (43,335)           (34,083)            (25,006)
Change in other accounts receivable                         (4,981)            12,231             (28,551)
Change in accrued investment income                          4,695            (30,498)            (10,333)
Change in deferred policy acquisition
costs, net                                                (294,755)          (196,963)           (192,768)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                                    97,479             85,575              55,354
Change in policy claims and other
policyholders' funds                                        27,311              6,255               5,552
Change in deferred income taxes                            (65,609)           (33,810)            (19,176)
Change in other liabilities                                 46,724             (6,548)               (122)
(Accretion of discount)
amortization of premium, net                               (23,032)           (22,528)             30,921
Net realized loss on investments                               159              4,898               4,282
Policyholder and contractholder
charges, non-cash                                         (154,286)          (140,506)           (126,918)
Other, net                                                 (10,816)             3,849              (8,709)

Net cash (used in) provided by operating
activities                                               $ (14,005)         $   3,217           $  16,969

                                              IDS LIFE INSURANCE COMPANY
                                    CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                                         Years ended Dec. 31,
                                                            1996               1995                1994
                                                                            (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                             $    (43,751)      $ (1,007,208)         $ (879,740)
Maturities, sinking fund payments and calls                759,248            538,219           1,651,762
Sales                                                      279,506            332,154              58,001
Fixed maturities available for sale:
Purchases                                               (2,299,198)        (2,452,181)         (2,763,278)
Maturities, sinking fund payments and calls              1,270,240            861,545           1,234,401
Sales                                                      238,905            136,825             374,564
Other investments, excluding policy loans:
Purchases                                                 (904,536)          (823,131)           (634,807)
Sales                                                      236,912            160,521             243,862
Change in amounts due from brokers                         (11,047)             7,933              (2,214)
Change in amounts due to brokers                           140,369           (105,119)           (124,749)

Net cash used in investing activities                     (333,352)        (2,350,442)           (842,198)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                  3,567,586          4,189,525           3,566,814
Surrenders and death benefits                           (4,250,294)        (3,141,404)         (3,602,392)
Interest credited to account balances                    1,370,468          1,315,989           1,174,985
Universal life-type insurance policy loans:
Issuance                                                   (86,501)           (84,700)            (78,239)
Repayment                                                   58,753             52,188              50,554
Capital contribution from parent                             4,801                 --                  --
Cash dividends to parent                                  (165,000)          (180,000)           (165,000)

Net cash provided by financing activities                  499,813          2,151,598             946,722

Net increase (decrease) in cash and
cash equivalents                                           152,456           (195,627)            121,493

Cash and cash equivalents at
beginning of year                                           72,147            267,774             146,281

Cash and cash equivalents at
end of year                                          $     224,603        $    72,147         $   267,774
                                                         =========           ========            ========

See accompanying notes to consolidated financial statements.

                           IDS LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ($ thousands)

1. Summary of significant accounting policies

   Nature of business

   IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC) and American Partners Life Insurance Company.

   The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

   Basis of presentation

   The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

   The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

   Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

   Realized investment gain or loss is determined on an identified cost basis.

   Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

   Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

   Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

   The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

   The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

   Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

   When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

   Statements of cash flows

   The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

   Supplementary information to the consolidated statements of cash flows for the years ended Dec. 31 is summarized as follows:

                                         1996         1995          1994
                                      ---------      --------      -----
     Cash paid during the year for:
       Income taxes                    $317,283     $191,011     $226,365
       Interest on borrowings             4,119        5,524        1,553

   Recognition of profits on annuity contracts and insurance policies

   Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

   The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

   Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

   Deferred policy acquisition costs

   The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

   Liabilities for future policy benefits

   Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

   Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

   Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

   Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

   Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

   Reinsurance

   The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

   Federal income taxes

   The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

   Included  in other  liabilities  at Dec.  31,  1996 and 1995 are  $33,358 and
   ($13,415),  respectively,   receivable  from/(payable  to)  American  Express
   Financial Corporation for federal income taxes.

   Separate account business

   The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

   The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

   Accounting changes

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition. The Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The effect of adopting the new rule was to increase stockholder's equity by $181,269, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

   Reclassification

   Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2. Investments

   Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

   Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                          1996           1995            1994
                                       --------        --------        --------

   Fixed maturities ............       $  8,736        $  9,973        $ (1,575)
   Mortgage loans ..............         (8,745)        (13,259)         (3,013)
   Other investments ...........           (150)         (1,612)            306
                                       --------        --------        --------
                                       $   (159)       $ (4,898)       $ (4,282)
                                       ========        ========        ========

   Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                         1996          1995            1994
                                     ----------    ------------     -----------
   Fixed maturities:
      Held to maturity .......     $  (335,515)     $ 1,195,847     $(1,329,740)
      Available for sale .....        (231,853)         811,649        (720,449)
   Equity securities .........             (52)           3,118          (2,917)

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:

                                                    Gross       Gross
                                        Amortized  Unrealized  Unrealized   Fair
   Held to maturity                         Cost      Gains     Losses      Value
   ----------------                         ----      -----     ------      -----
   U.S. Government agency obligations    $ 44,002    $   933  $  1,276     $ 43,659
   State and municipal obligations          9,685        412        --       10,097
   Corporate bonds and obligations      8,057,997    356,687    47,639    8,367,045
   Mortgage-backed securities           2,124,695     21,577    45,423    2,100,849
                                     ------------  ---------   ------- ------------
                                      $10,236,379   $379,609   $94,338  $10,521,650
                                      ===========   ========   =======  ===========

                                                      Gross       Gross
                                       Amortized  Unrealized  Unrealized       Fair
   Available for sale                       Cost      Gains      Losses        Value
   ------------------                       ----      -----      ------        -----
   U.S. Government agency obligations $    77,944   $  2,607   $     96  $    80,455
   State and municipal obligations         11,032      1,336         --       12,368
   Corporate bonds and obligations      3,701,604    122,559     24,788    3,799,375
   Mortgage-backed securities           7,218,042    104,808     68,203    7,254,647
                                       ----------   --------     ------  -----------
   Total fixed maturities              11,008,622    231,310     93,087   11,146,845
   Equity securities                        3,000        308         --        3,308
                                      -----------   --------    -------  -----------
                                      $11,011,622   $231,618    $93,087  $11,150,153
                                      ===========   ========    =======  ===========

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                       Gross         Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Held to maturity                           Cost      Gains       Losses        Value

   U.S. Government agency obligations   $    64,523   $  3,919     $    --   $    68,442
   State and municipal obligations           11,936        362          32        12,266
   Corporate bonds and obligations        8,921,431    620,327      36,786     9,504,972
   Mortgage-backed securities             2,259,701     42,684       9,688     2,292,697
                                        -----------  ---------     -------   -----------
                                        $11,257,591   $667,292     $46,506   $11,878,377
                                        ===========   ========     =======   ===========

                                                        Gross        Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Available for sale                        Cost       Gains       Losses        Value

   U.S. Government agency obligations   $    84,082  $   3,248    $     50   $    87,280
   State and municipal obligations           11,020      1,476          --        12,496
   Corporate bonds and obligations        2,514,308    186,596       3,451     2,697,453
   Mortgage-backed securities             7,536,726    206,288      24,031     7,718,983
                                         ----------   --------     -------    ----------
   Total fixed maturities                10,146,136    397,608      27,532    10,516,212
   Equity securities                          3,156        361          --         3,517
                                         ----------   --------     -------    ----------
                                        $10,149,292   $397,969     $27,532   $10,519,729
                                        ===========   ========     =======   ===========

   The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Amortized             Fair
   Held to maturity                           Cost               Value

   Due in one year or less               $    197,711       $    200,134
   Due from one to five years               2,183,374          2,294,335
   Due from five to ten years               4,606,775          4,779,690
   Due in more than ten years               1,123,824          1,146,642
   Mortgage-backed securities               2,124,695          2,100,849
                                         ------------       ------------
                                          $10,236,379        $10,521,650

                                            Amortized             Fair
   Available for sale                         Cost                Value

   Due in one year or less               $    227,051       $    229,650
   Due from one to five years                 851,428            899,098
   Due from five to ten years               2,140,579          2,182,079
   Due in more than ten years                 571,522            581,371
   Mortgage-backed securities               7,218,042          7,254,647
                                         ------------       ------------
                                          $11,008,622        $11,146,845

   During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $277,527, $333,508 and $61,290, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

   As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $91,760 and net unrealized gains of $881 from held to maturity to available for sale in December 1995.

   In addition, fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $374,564 and gross realized gains and losses of $1,861 and $7,602, respectively.

   At Dec. 31, 1996, bonds carried at $13,571 were on deposit with various states as required by law.

   Net investment income for the years ended Dec. 31 is summarized as follows:

                                         1996            1995           1994
                                        ---------       -------        -----

   Interest on fixed maturities       $1,666,929      $1,656,136    $1,556,756
   Interest on mortgage loans            283,830         232,827       196,521
   Other investment income                43,283          35,936        38,366
   Interest on cash equivalents            5,754           5,363         6,872
                                   -------------         -------   -----------
                                       1,999,796       1,930,262     1,798,515
   Less investment expenses               34,434          22,953        16,642
                                    ------------       ---------    ----------
                                      $1,965,362      $1,907,309    $1,781,873
                                      ==========      ==========    ==========

   At Dec. 31, 1996, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $1.9 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

     Rating                              1996               1995
     ------                          -----------         -----------
     Aaa/AAA ....................... $ 9,460,134         $ 9,907,664
     Aaa/AA ........................       2,870               3,112
     Aa/AA .........................     241,914             279,403
     Aa/A ..........................     192,631             154,846
     A/A ...........................   2,949,895           3,104,122
     A/BBB .........................   1,034,661             871,782
     Baa/BBB .......................   4,531,515           4,417,654
     Baa/BB ........................     768,285             657,633
     Below investment grade ........   2,063,096           2,007,511
                                     -----------         -----------
                                     $21,245,001         $21,403,727

   At Dec. 31, 1996, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

   At Dec. 31, 1996, approximately 13.7 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 Dec. 31, 1996               Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance   Commitments    On Balance   Commitments
     Region                   Sheet     to Purchase       Sheet     to Purchase
   ------------------      -----------   -----------    -----------   ----------
   East North Central      $  777,960      $  19,358     $  720,185    $ 67,206
   West North Central         389,285         29,620        303,113      34,411
   South Atlantic             891,852         35,007        732,529     111,967
   Middle Atlantic            553,869         17,959        508,634      37,079
   New England                310,177         14,042        244,816      40,452
   Pacific                    190,770          4,997        168,272      23,161
   West South Central         105,173         11,246         61,860      27,978
   East South Central          75,176             --         58,462      10,122
   Mountain                   236,597         11,401        184,964      16,774
                           ----------       --------       --------      ------
                            3,530,859        143,630      2,982,835     369,150
   Less allowance for losses   37,495             --         37,340          --
                           ----------       --------        -------         ---
                           $3,493,364       $143,630     $2,945,495    $369,150
                           ==========       ========     ==========    ========

                                   Dec. 31, 1996                Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance    Commitments    On Balance   Commitments
     Property type             Sheet     to Purchase       Sheet     to Purchase
-----------------------     ---------      ---------    -----------  -----------
Department/retail stores   $1,154,179      $  68,032    $   985,660    $ 134,538
Apartments                  1,119,352         23,246      1,038,446       84,978
Office buildings              611,395         27,653        464,381       62,664
Industrial buildings          296,944          6,716        255,469       22,721
Hotels/motels                  97,870          6,257         31,335       48,816
Nursing/retirement homes       88,226          1,877         80,864        4,378
Mixed Use                      73,120             --         53,169           --
Medical buildings              67,178          8,289         57,772        2,495
Other                          22,595          1,560         15,739        8,560
                         ------------     ----------      ---------     --------
                            3,530,859        143,630      2,982,835      369,150
Less allowance for losses      37,495             --         37,340           --
                         ------------         ------      ---------       ------
                           $3,493,364       $143,630     $2,945,495     $369,150
                           ==========       ========     ==========     ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $79,441 and $83,874 with a reserve of $16,162 and $19,307, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $74,338 and $74,567, respectively.

The Company recognized $4,889 and $5,014 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

The following table presents changes in the reserve for investment losses related to all loans:

                                            1996              1995
                                         ---------         --------
Balance, Jan. 1 ....................      $ 37,340         $ 35,252
Provision for investment losses ....        10,005           15,900
Loan payoffs .......................        (4,700)         (11,900)
Foreclosures .......................        (5,150)          (1,350)
Other ..............................            --             (562)
                                          --------         --------
Balance, Dec. 31 ...................      $ 37,495         $ 37,340
                                          ========         ========

At Dec. 31, 1996, the Company had commitments to purchase affordable housing limited partnership investments of $28,476, which is recorded as a liability in the accompanying balance sheets. The total amounts committed in 1997 and 1998 are $25,234 and $3,242, respectively. The Company also had commitments to purchase real estate investments for $35,425. Commitments to purchase real estate investments are made in the ordinary course of business. The fair value of these commitments is $nil.

3. Income taxes

   The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

   Income tax expense consists of the following:

                                     1996          1995          1994
                                    ------       --------      -------
   Federal income taxes:
         Current                   $260,357      $218,040     $186,508
         Deferred                   (65,609)      (33,810)     (19,175)
                                   --------      --------     --------
                                    194,748       184,230      167,333
   State income taxes-current        12,390        11,612        9,010
                                  ---------       -------       ------
   Income tax expense              $207,138      $195,842     $176,343
                                   ========      ========     ========

   Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                        1996                  1995                  1994
                                 -----------------     -----------------     -----------------
                                 Provision    Rate     Provision    Rate     Provision    Rate
        Federal income
          taxes based on
        the statutory rate       $217,600    35.0%      $196,274    35.0%     $179,379    35.0%
        Increases (decreases)
        are attributable to:
        Tax-excluded interest
          and dividend income      (9,636)   (1.6)        (8,524)   (1.5)       (9,939)   (2.0)
        Other, net                (13,216)   (2.1)        (3,520)   (0.6)       (2,107)   (0.4)
                                ---------   -----       --------    ----      --------    ----
        Federal income taxes     $194,748    31.3%      $184,230    32.9%     $167,333    32.6%
                                 ========   =====       ========    ====      ========    ====

   A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

   Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:

                                           1996            1995
                                          -------         -----
   Deferred tax assets:
   Policy reserves                       $724,412       $600,176
   Life insurance guarantee
      fund assessment reserve              29,854         26,785
   Other                                    2,763             --
                                        ---------        -------
   Total deferred tax assets              757,029        626,961
                                        ---------        -------

   Deferred tax liabilities:
   Deferred policy acquisition costs      665,685        590,762
   Unrealized gain on investments          48,486        129,653
   Investments, other                       8,935         17,152
   Other                                       --          2,298
                                         --------        -------
   Total deferred tax liabilities         723,106        739,865
                                         --------        -------
   Net deferred tax assets (liabilities)$  33,923      $(112,904)
                                        =========      =========

   The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. Stockholder's equity

   During 1996, the Company received a $4,801 capital contribution from its parent, American Express Financial Corporation. During 1995, the Company received a $39,700 capital contribution from its parent in the form of investments in fixed maturities and mortgage loans. In addition, effective Jan. 1, 1995, the Company began consolidating the financial results of ACLAC. This change reflected the transfer of ownership of ACLAC from Amex Life Assurance Company (Amex Life), a former affiliate, to the Company prior to the sale of Amex Life to an unaffiliated third party on Oct. 2, 1995. This transfer of ownership to the Company has been reflected as a capital contribution of $17,114 in the accompanying financial statements. The effect of this change in reporting entity was not significant and prior periods have not been restated.

   As discussed in Note 5, the Company entered into a reinsurance agreement with Amex Life during 1995. As a result of this transaction, a loss of $4,574 was realized and reported as a direct charge to retained earnings.

   Other changes in the statements of stockholder's equity are primarily related to reinsurance transactions with affiliates.

   Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,261,592 as of Dec. 31, 1996 and $1,103,993 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1997 in excess of approximately $351,306 would require approval of the Department of Commerce of the State of Minnesota.

   Statutory net income for the years ended Dec. 31 and capital and surplus as of Dec. 31 are summarized as follows:

                                       1996            1995           1994
                                      ------          ------        ------
   Statutory net income            $ 365,585       $ 326,799       $ 294,699
   Statutory capital and surplus   1,565,082       1,398,649       1,261,958

   Dividends paid to American Express Financial Corporation were $165,000 in 1996, $180,000 in 1995, and $165,000 in 1994.

5. Related party transactions

   The Company has loaned funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $11,800 and $25,800 at Dec. 31, 1996 and 1995, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equity securities valued at $116,543 at Dec. 31, 1996. Interest income on related party loans totaled $780, $1,371 and $2,894 in 1996, 1995 and 1994, respectively.

   The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $nil and $19,444 at Dec. 31, 1996 and 1995, respectively. The note bears a fixed rate of 8.42 percent. Interest income on the above note totaled $1,637, $1,937 and $2,278 in 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from Amex Life Assurance Company (Amex Life), a former affiliate. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $758,812 and $764,663, respectively, of future policy benefits related to this agreement.

   The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to Amex Life. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $134,121 and $95,484, respectively, of reinsurance receivables related to this agreement. Premiums ceded amounted to $32,917, $25,553 and $20,360 and reinsurance recovered from reinsurers amounted to $5,135, $4,998 and $3,022 for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement to assume deferred annuity contracts from Amex Life. At Oct. 1, 1995, a $803,618 block of deferred annuities and $28,327 of deferred policy acquisition costs were transferred to the Company. The accompanying consolidated balance sheet at Dec. 31, 1996 includes $828,298 of future policy benefits related to this agreement. Contracts with future policy benefits totaling $50,400 were still reinsured with the former affiliate at Dec. 31, 1996. The remaining contracts had been novated to Company contracts.

   Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $174, $155 and $156 in 1996, 1995 and 1994, respectively.

   The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $990, $815 and $957, respectively.

   The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

   Charges  by  American  Express   Financial   Corporation  for  use  of  joint
   facilities, marketing services and other services aggregated $397,362, $377,139, and $335,183 for 1996, 1995 and 1994, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from American Express Financial Corporation on an annual renewable basis.

6. Commitments and contingencies

   At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $67,274,354 and $59,683,532, respectively, of which $3,875,921 and $3,771,204 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $48,250, $39,399 and $31,016 and reinsurance recovered from reinsurers amounted to $15,612, $14,088, and $10,778 for the years ended Dec. 31, 1996, 1995 and 1994. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

   A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, American Express Financial Corporation. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after Jan. 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

   During 1996, the Company settled the federal tax audit for 1987 through 1989 tax years. There was no material impact as a result of that audit. Also, the IRS is currently auditing the Company's 1990 through 1992 tax years. Management does not believe there will be a material impact as a result of this audit.

7. Lines of credit

   The Company has available lines of credit with two banks and its parent aggregating $175,000, of which $100,000 is with its parent. The lines of credit are at 40 to 80 basis points over the lenders' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. The $25,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $50,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Borrowings outstanding under these agreements were $nil at Dec. 31, 1996 and 1995.

8. Derivative financial instruments

   The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

   Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

   Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

   Credit exposure related to interest rate caps and floors is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

   The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

   The Company's holdings of derivative financial instruments are as follows:

                               Notional    Carrying      Fair      Total Credit
   Dec. 31, 1996                Amount       Value       Value       Exposure
   -------------              ---------     -------     --------   ------------
   Assets:
    Interest rate caps      $ 4,000,000     $16,227     $  7,439      $  7,439
    Interest rate floors      1,000,000       2,041        4,341         4,341
    Interest rate swaps       1,000,000          --      (24,715)           --
                             ----------     -------     --------       -------
                             $6,000,000     $18,268     $(12,935)      $11,780
                             ==========     =======     ========       =======
   Dec. 31, 1995
   Assets:
     Interest rate caps      $5,100,000     $26,680     $  8,366       $ 8,366
                             ==========     =======     ========       =======

   The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1996 to 2001. The interest rate swaps are in effect through 2001.

   Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

9. Fair values of financial instruments

   The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                           1996                        1995
                                          ------                      -----

                                 Carrying         Fair        Carrying         Fair
   Financial Assets               Value           Value         Value         Value
   ----------------               -----           -----         -----         -----
   Investments:
     Fixed maturities (Note 2):
       Held to maturity        $10,236,379   $10,521,650   $11,257,591   $11,878,377
       Available for sale       11,146,845    11,146,845    10,516,212    10,516,212
     Mortgage loans on
       real estate (Note 2)      3,493,364     3,606,077     2,945,495     3,184,666
     Other:
       Equity securities (Note 2)    3,308         3,308         3,517         3,517
       Derivative financial
         instruments (Note 8)       18,268       (12,935)       26,680         8,366
       Other                        63,993        66,242        52,182        52,182
   Cash and
     cash equivalents (Note 1)     224,603       224,603        72,147        72,147
   Separate account assets
     (Note 1)                   18,535,160    18,535,160    14,974,082    14,974,082

   Financial Liabilities
     Future policy benefits
       for fixed annuities      20,641,986    19,721,968    20,259,265    19,603,114
     Separate account
         liabilities            17,358,087    16,688,519    14,208,619    13,665,636

   At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,112,155 and $1,070,598, respectively, and policy loans of $83,867 and $74,973, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

   At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,177,073 and $765,463, respectively.

10.Segment information

   The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended Dec. 31, 1996, 1995 and 1994 and total assets at Dec. 31, 1996, 1995 and 1994 by segment are summarized as follows:

                                          1996           1995            1994
                                         ------         ------          -----
   Net investment income:
   Life, disability income
     and long-term care insurance   $    262,998   $    256,242   $     247,047
   Annuities                           1,702,364      1,651,067       1,534,826
                                     -----------    -----------    ------------
                                     $ 1,965,362    $ 1,907,309    $  1,781,873
                                     ===========    ===========    ============
   Premiums, charges and fees:
   Life, disability income
     and long-term care insurance   $    448,389   $    384,008   $     335,375
   Annuities                             308,873        249,557         193,370
                                    ------------   ------------   -------------
                                    $    757,262   $    633,565   $     528,745
                                    ============   ============   =============
   Income before income taxes:
   Life, disability income
     and long-term care insurance   $    161,115   $    125,402   $     122,677
   Annuities                             460,758        440,278         394,117
   Net loss on investments                  (159)        (4,898)         (4,282)
                                   -------------  -------------  --------------
                                    $    621,714   $    560,782   $     512,512
                                    ============   ============   =============
   Total assets:
   Life, disability income
     and long-term care insurance   $  7,028,906   $  6,195,870    $  5,269,188
   Annuities                          40,277,075     36,704,208      30,478,355
                                     -----------    -----------     -----------
                                     $47,305,981    $42,900,078     $35,747,543
                                     ===========    ===========     ===========

   Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

   Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

   Capital  expenditures  and  depreciation   expense  are  not  material,   and
   consequently, are not reported.

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota

                                    PART II.  OTHER INFORMATION

Item 1.        FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements

List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

Financial statements included in the prospectus, Part I:

IDS Life Insurance Company:

        Consolidated Balance Sheets as of December 31, 1996, and December 31, 1995.

        Consolidated Statements of Income for the years ended December 31, 1996, 1995, and 1994.

      Consolidated Statements of Stockholder's Equity for the years ended December 31, 1996, 1995 and 1994.

        Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994.

        Notes to Consolidated Financial Statements.

        Report of Independent Auditors dated February 7, 1997.

Exhibits to Financial Statements, included in Part II:

        IDS Life Insurance Company Schedules I, III, IV, and V as required by Regulation S-X.

(b)     Exhibits

(1) Resolution of the Executive Committee of the Board of Directors of Investors Syndicate Life Insurance and Annuity Company dated May 10, 1968, filed as Exhibit 1 to Registrant's Registration Statement No. 2-29358 filed on June 14, 1968, and refiled electronically April 27, 1994 as Exhibit 1 with Post-Effective Amendment No. 55, is incorporated herein by reference.

(2) Amended and Restated Regulations of IDS Life Variable Annuity Fund B, dated June 22, 1979, filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-29358 filed on December 27, 1979, and refiled electronically on April 11, 1995 are incorporated herein by reference.

(3)     Not applicable.

(4) Contracts filed as Exhibit 4 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-29358 filed on December 27, 1979, are incorporated herein by reference.

(5) (a) Investment Advisory Agreement between IDS Life Insurance Company and IDS/American Express dated January 12, 1984, filed as
               Exhibit 5(a) to Registrant's Post-Effective Amendment No. 43, and refiled electronically April 27, 1994 as Exhibit 5(a) with
               Post-Effective Amendment No. 55, is incorporated herein by reference.

        (b) Investment Management and Advisory Agreement between IDS Life Insurance Company and IDS Life Variable Annuity Fund B dated January 12, 1984, filed as Exhibit 5(b) to Registrant's Post-Effective Amendment No. 43, and refiled electronically April 27, 1994 as Exhibit 5(b) with Post- Effective Amendment No. 55, are incorporated herein by reference.

(6) Distribution and Services Agreement between Registrant and IDS Life Insurance Company, dated January 12, 1984, filed as
        Exhibit 6 to Registrant's Post-Effective Amendment No. 43, and refiled electronically April 27, 1994 as Exhibit 6 with Post-Effective Amendment No. 55, is incorporated herein by reference.

(7)     None.

(8)     (a)    Custodian Agreement between Registrant, IDS Life
               Insurance Company and American Express Trust Company, dated July 12, 1990, filed as Exhibit 8(a) to
               Registrant's Post-Effective Amendment No. 52 to this
               Registration Statement, filed April 15, 1991, and refiled electronically April 27, 1994 as Exhibit 8(a) with Post-
               Effective Amendment No. 55, is incorporated herein by reference.

(8)     (b)    Copy of Custody Agreement between Morgan Stanley Trust
               Company and IDS Bank & Trust Company, dated May 1993, filed electronically on April 11, 1995 as Exhibit No.
               8(b) to Post-Effective Amendment No. 57 is incorporated herein by reference.

(9)     Not applicable.

(10) Opinion and Consent of Counsel as to the legality of the securities registered was filed with Registrants 24f-2 Notice.

(11) Consent of Independent Auditors is filed electronically herewith.

(12) Financial Statements Schedules omitted from Item 17 of Part I:

        Schedule I                   -      Consolidated Summary of Investments
                                            Other than Investments in Related
                                            Parties
        Schedule III                 -      Supplementary Insurance Information
        Schedule IV                  -      Reinsurance
        Schedule V                   -      Valuation and Qualifying Accounts

        Report of Independent Auditors, dated February 7, 1997, on IDS Life Insurance Company Financial Statements Schedules.

(13) through (15) not applicable.

(16) Financial Data Schedule is filed electronically herewith.

(17)(a) IDS Life Insurance Company Power of Attorney to sign Amendments to this Registration Statement dated March 12, 1997 is filed electronically herewith as Exhibit 17(a).

(17)(b) IDS Life Variable Annuity Fund B Board of Managers Power of Attorney to sign Amendments to this Registration Statement dated March 25, 1997 is filed electronically herewith as Exhibit 17(b).

Item 2.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
               REGISTRANT

        Both the Registrant and IDS Life Variable Annuity Fund A are separate accounts of IDS Life. Consequently, the securities and funds of the Registrant and Fund A are technically those of IDS Life, even though the securities and Funds of the two Funds are maintained as separate accounts under Minnesota Law pursuant to a safekeeping agreement with American Express Trust Company. As separate Accounts, Minnesota Law provides that the assets of the Funds are not chargeable with liabilities arising out of any other business of IDS Life and are held for the exclusive benefit of owners of variable annuity contracts based on the Funds.

Item 3.        NUMBER OF HOLDERS OF SECURITIES

                                  Number of Record Holders
     Title of Class                 as of March 31, 1997
     Variable Annuities                    15,276

Item 4.        INDEMNIFICATION

        The Regulations of the Registrant provide that each member of the Board of Managers and each Officer of the Fund shall be indemnified by IDS Life, of which the Fund is a separate account, for reasonable costs and expenses actually and necessarily incurred in defense of any action, suit or proceedings where the defendant is a party by reason of being a Manager or Officer. No indemnification will be forthcoming in the event of an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard by the Officer or Manager of the duties of his office.

In the absence of an adjudication expressly absolving the Office or Manager of the afore-detailed wrongful conduct, indemnification may still be advanced should 2/3 of the members of the Board of Directors of IDS Life who were not involved in the processing resolve there was no instance of such wrongful conduct. In the instance of such a resolution, the indemnification claim still must be found to be reasonable in amount and proper in presentation by independent counsel of IDS Life. Should any proceeding be settled, indemnification shall not exceed the costs, fees and expenses which would have been incurred had the proceeding been litigated. The payment of indemnification by IDS Life will not prevent a variable contract holder from challenging the payment by appropriate legal action on the basis that the payment was improper because of willful misfeasance, bad faith, gross negligence or reckless disregard by an Officer or Manager of his duties.

        The By-Laws of the Registrant's investment management underwriter, IDS Life, also contains an indemnification clause. The clause provides that IDS Life shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of IDS Life, or is or was serving at the direction of IDS Life as a Manager of Variable Annuity Funds A and B, Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B,Director, Officer, employee or agent against any liability to IDS Life or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

At the time of the filing of the Registration  Statement of the Registrant,  IDS
Life   included  the  following   undertaking   with  regard  to  the  foregoing
indemnification procedures:

        "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise ISL [si__. IDS Life] has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of ISL [si__. IDS Life] of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, ISL [si__. IDS Life] will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Ronald G. Abrahamson, Vice President--Service Quality and Reengineering
American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Service Quality
                                                                     and Reengineering

Douglas A. Alger, Vice President--Field Compensation and Administration

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440      Compensation and
                                                                    Administration

Peter J. Anderson, Director and Senior Vice President--Investments

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Investments
IDS Advisory Group Inc.                                            Director and Chairman
                                                                     of the Board
IDS Capital Holdings Inc.                                          Director and President
IDS Futures Corporation                                            Director
IDS Futures III Corporation                                        Director
IDS International, Inc.                                            Director, Chairman of the
                                                                     Board and Executive Vice
                                                                     President
IDS Securities Corporation                                         Executive Vice President-
                                                                     Investments
NCM Capital Management Group, Inc.      2 Mutual Plaza             Director
                                        501 Willard Street
                                        Durham, NC  27701

Ward D. Armstrong, Vice President- American Express Institutional Services

American Express Financial Advisors     IDS Tower 10               Vice President-Sales and
                                        Minneapolis, MN  55440       Marketing, American
                                                                     Express Institutional
                                                                     Retirement Services

John M. Baker, Vice President--Plan Sponsor Services

American Express Financial Advisors     IDS Tower 10               Vice President-Plan Sponsor
                                        Minneapolis, MN  55440       Services
American Express Trust Company          IDS Tower 10               Senior Vice President
                                        Minneapolis, MN  55440

Joseph M. Barsky III, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-Senior
                                        Minneapolis, MN  55440       Portfolio Manager






Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Robert C. Basten, Vice President--Tax and Business Services

American Express Financial Advisors     IDS Tower 10               Vice President-Tax
                                        Minneapolis, MN  55440       and Business Services
American Express Tax & Business                                    Director, President and
  Services Inc.                                                      Chief Executive Officer

Timothy V. Bechtold, Vice President--Risk Management Products

American Express Financial Advisors     IDS Tower 10               Vice President-Risk
                                        Minneapolis, MN  55440       Management Products
IDS Life Insurance Company                                         Vice President-Risk
                                                                     Management Products

Alan F. Bignall, Vice President--Technology and Development

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Technology and
                                                                     Development

John C. Boeder, Vice President--Mature Market Group

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Mature Market Group
IDS Life Insurance Company of New York  Box 5144                   Director
                                        Albany, NY  12205

Karl J. Breyer, Director, Senior Vice President--Corporate Affairs and General Counsel

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Corporate Affairs and
                                                                     Special Counsel
American Express Minnesota Foundation                              Director
IDS Aircraft Services Corporation                                  Director and President

Daniel J. Candura, Vice President--Marketing Support

American Express Financial Advisors     IDS Tower 10               Vice President-Marketing
                                        Minneapolis, MN  55440       Support

Cynthia M. Carlson, Vice President--American Express Securities Services

American Enterprise Investment          IDS Tower 10               Director, President and
  Services Inc.                         Minneapolis, MN  55440       Chief Executive Officer
American Express Financial Advisors                                Vice President-American
                                                                   Express Securities Services
Orison Y. Chaffee III, Vice President--Field Real Estate

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440       Real Estate






Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

James E. Choat, Director and Senior Vice President--Field Management

American Enterprise Life Insurance      IDS Tower 10               Director, President
   Company                              Minneapolis, MN  55440
American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President--North
                                                                     Central Region
American Express Minnesota Foundation                              Director
IDS Insurance Agency of Alabama Inc.                               Vice President--North
                                                                     Central Region
IDS Insurance Agency of Arkansas Inc.                              Vice President--North
                                                                     Central Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President--North
                                                                     Central Region
IDS Insurance Agency of New Mexico Inc.                            Vice President--North
                                                                     Central Region
IDS Insurance Agency of North Carolina Inc.                        Vice President--North
                                                                     Central Region
IDS Insurance Agency of Ohio Inc.                                  Vice President--North
                                                                     Central Region
IDS Insurance Agency of Wyoming Inc.                               Vice President-- North
                                                                     Central Region

Kenneth J. Ciak, Vice President and General Manager--IDS Property Casualty

AMEX Assurance Co.                                                 Director and President
American Express Financial Advisors     IDS Tower 10               Vice President and General
                                        Minneapolis, MN  55440       Manager-IDS Property
                                                                     Casualty
IDS Property Casualty Insurance Co.     I WEG Blvd.                Director and President
                                        DePere, Wisconsin  54115

Colleen Curran, Vice President and Assistant General Counsel
American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
American Express Service Corporation                               Vice President and Chief
                                                                     Legal Counsel

Regenia David, Vice President--Systems Services

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Systems Services

Luz Maria Davis, Vice President--Communications

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Communications




Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

William H. Dudley, Director and Executive Vice President--Investment Operations

American Express Financial Advisors     IDS Tower 10               Director and Executive
                                        Minneapolis, MN  55440       Vice President-
                                                                     Investment Operations
IDS Advisory Group Inc.                                            Director
IDS Capital Holdings Inc.                                          Director
IDS International, Inc.                                            Director
IDS Securities Corporation                                         Director, Chairman of the
                                                                     Board, President and
                                                                     Chief Executive Officer

Gordon L. Eid, Director, Senior Vice President and Deputy General Counsel

American Express Financial Advisors     IDS Tower 10               Senior Vice President and
                                        Minneapolis, MN  55440       General Counsel
American Express Insurance Agency of Nevada Inc.                   Director and Vice President
IDS Insurance Agency of Alabama Inc.                               Director and Vice President
IDS Insurance Agency of Arkansas Inc.                              Director and Vice President
IDS Insurance Agency of Massachusetts Inc.                         Director and Vice President
IDS Insurance Agency of New Mexico Inc.                            Director and Vice President
IDS Insurance Agency of North Carolina Inc.                        Director and Vice President
IDS Insurance Agency of Ohio Inc.                                  Director and Vice President
IDS Insurance Agency of Wyoming Inc.                               Director and Vice President
IDS Real Estate Services, Inc.                                     Vice President
Investors Syndicate Development Corp.                              Director

Robert M. Elconin, Vice President--Government Relations

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Government Relations
IDS Life Insurance Company                                         Vice President

Mark A. Ernst, Vice President--Retail Services

American Enterprise Investment          IDS Tower 10               Director, Senior Vice
  Services Inc.                         Minneapolis, MN  55440       President
American Express Financial Advisors                                Vice President-
                                                                     Retail Services
American Express Tax & Business                                    Director and Chairman of
  Services Inc.                                                      the Board

Gordon M. Fines, Vice President--Mutual Fund Equity Investments

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Mutual Fund Equity
                                                                     Investments
IDS Advisory Group Inc.                                            Executive Vice President

Douglas L. Forsberg, Vice President--Institutional Products Group

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Institutional Products
                                                                     Group





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Jeffrey P. Fox, Vice President and Corporate Controller
American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440     Corporate Controller

John J. Golden, Vice President--Human Resources Planning and Field Support

American Express Financial Advisors     IDS Tower 10               Vice President-Human
                                        Minneapolis, MN  55440       Resources Planning and
                                                                     Field Support

Harvey Golub, Director

American Express Company                American Express Tower     Chairman and Chief
                                        World Financial Center       Executive Officer
                                        New York, New York  10285
American Express Travel                                            Chairman and Chief
  Related Services Company, Inc.                                     Executive Officer

Morris Goodwin Jr., Vice President and Corporate Treasurer

American Centurion Life Assurance Co.                              Vice President and
                                                                     Treasurer
American Enterprise Investment          IDS Tower 10               Vice President and
  Services Inc.                         Minneapolis, MN  55440       Treasurer
American Enterprise Life Insurance                                 Vice President and
  Company                                                            Treasurer
American Express Financial Advisors                                Vice President and
                                                                     Corporate Treasurer
American Express Insurance Agency of Nevada Inc.                   Vice President and
                                                                     Treasurer
American Express Minnesota Foundation                              Vice President and
                                                                     Treasurer
American Express Tax & Business                                    Vice President and
  Services Inc.                                                      Treasurer
American Partners Life Insurance Co.                               Vice President and
                                                                     Treasurer
AMEX Assurance Co.                                                 Vice President and
                                                                     Treasurer
IDS Advisory Group Inc.                                            Vice President and
                                                                     Treasurer
IDS Aircraft Services Corporation                                  Vice President and
                                                                     Treasurer
IDS Cable Corporation                                              Director, Vice President
                                                                     and Treasurer
IDS Cable II Corporation                                           Director, Vice President
                                                                     and Treasurer
IDS Capital Holdings Inc.                                          Vice President and
                                                                     Treasurer
IDS Certificate Company                                            Vice President and
                                                                     Treasurer
IDS Deposit Corp.                                                  Director, President
                                                                     and Treasurer
IDS Futures Corp.                                                  Director
IDS Futures III Corp.                                              Director
IDS Insurance Agency of Alabama Inc.                               Vice President and
                                                                     Treasurer




Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Insurance Agency of Arkansas Inc.                              Vice President and
                                                                     Treasurer
IDS Insurance Agency of Massachusetts Inc.                         Vice President and
                                                                     Treasurer
IDS Insurance Agency of New Mexico Inc.                            Vice President and
                                                                     Treasurer
IDS Insurance Agency of North Carolina Inc.                        Vice President and
                                                                     Treasurer
IDS Insurance Agency of Ohio Inc.                                  Vice President and
                                                                     Treasurer
IDS Insurance Agency of Wyoming Inc.                               Vice President and
                                                                     Treasurer
IDS International, Inc.                                            Vice President and
                                                                     Treasurer
IDS Life Insurance Company                                         Vice President and
                                                                     Treasurer
IDS Life Series Fund, Inc.                                         Vice President and
                                                                     Treasurer
IDS Life Variable Annuity Funds A&B                                Vice President and
                                                                     Treasurer
IDS Management Corporation                                         Director, Vice President
                                                                     and Treasurer
IDS Partnership Services Corporation                               Director, Vice President
                                                                     and Treasurer
IDS Plan Services of California, Inc.                              Vice President and
                                                                     Treasurer
IDS Property Casualty Insurance Co.                                Vice President and
                                                                     Treasurer
IDS Real Estate Services, Inc                                      Vice President and
                                                                     Treasurer
IDS Realty Corporation                                             Director, Vice President
                                                                     and Treasurer
IDS Sales Support Inc.                                             Director, Vice President
                                                                     and Treasurer
IDS Securities Corporation                                         Vice President and
                                                                     Treasurer
Investors Syndicate Development Corp.                              Vice President and
                                                                     Treasurer
National Computer Systems, Inc.         11000 Prairie Lakes Drive  Director
                                        Minneapolis, MN  55440

NCM Capital Management Group, Inc.      2 Mutual Plaza             Director
                                        501 Willard Street
                                        Durham, NC  27701
Sloan Financial Group, Inc.                                        Director

David A. Hammer, Vice President and Marketing Controller

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Marketing Controller
IDS Plan Services of California, Inc.                              Director and Vice President



Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Lorraine R. Hart, Vice President--Insurance Investments

American Enterprise Life                IDS Tower 10               Vice President-Investments
  Insurance Company                     Minneapolis, MN  55440
American Express Financial Advisors                                Vice President-Insurance
                                                                     Investments
American Partners Life Insurance Co.                               Director and Vice
                                                                     President-Investments
AMEX Assurance Co.                                                 Vice President-Investments
IDS Certificate Company                                            Vice President-Investments
IDS Life Insurance Company                                         Vice President-Investments
IDS Life Series Fund, Inc.                                         Vice President-Investments
IDS Life Variable Annuity Funds A and B                            Vice President-Investments
IDS Property Casualty Insurance Company                            Vice President-Investment
                                                                     Officer
Investors Syndicate Development Corp.                              Director and Vice
                                                                     President-Investments

Janis K. Heaney, Vice President--Incentive Compensation

American Express Financial Advisors     IDS Tower 10               Vice President-Incentive
                                        Minneapolis, MN  55440       Compensation

Scott A. Hawkinson, Vice President--Assured Assets Product Development and Management

American Express Financial Advisors     IDS Tower 10               Vice President-Assured
                                        Minneapolis, MN  55440       Assets Product
                                                                     Development & Management

James G. Hirsh, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
IDS Securities Corporation                                         Director, Vice President
                                                                     and General Counsel

Darryl G. Horsman, Vice President--Product Development and Technology, American Express
Institutional Retirement Services

American Express Trust Company          IDS Tower 10               Director and President
                                        Minneapolis, MN  55440

Kevin P. Howe, Vice President--Government and Customer Relations and Chief Compliance Officer

American Enterprise Investment          IDS Tower 10               Vice President and Chief
  Services Inc.                         Minneapolis, MN  55440       Compliance Officer
American Express Financial Advisors                                Vice President-
                                                                     Government and
                                                                     Customer Relations and
                                                                     Chief Compliance Officer





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

American Express Service Corporation                               Vice President and Chief
                                                                     Compliance Officer
IDS Securities Corporation                                         Vice President and Chief
                                                                     Compliance Officer

David R. Hubers, Director, President and Chief Executive Officer

American Express Financial Advisors     IDS Tower 10               Chairman, Chief Executive
                                        Minneapolis, MN  55440       Officer and President
American Express Service Corporation                               Director and Executive Vice
                                                                     President
AMEX Assurance Co.                                                 Director
IDS Aircraft Services Corporation                                  Director
IDS Certificate Company                                            Director
IDS Life Insurance Company                                         Director
IDS Plan Services of California, Inc.                              Director and President
IDS Property Casualty Insurance Co.                                Director

James M. Jensen, Vice President--Life Products
American Express Financial Advisors     IDS Tower 10               Vice President-Life
                                        Minneapolis, MN  55440       Products

Marietta L. Johns, Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management

James E. Kaarre, Vice President--Marketing Promotions

American Express Financial Advisors     IDS Tower 10               Vice President-Marketing
                                        Minneapolis, MN  55440                                      Promotions

Matthew N. Karstetter, Vice President--Investment Accounting

American Express Financial Advisors     IDS Tower 10               Vice President-Investment
                                        Minneapolis, MN  55440                                      Accounting

Linda B. Keene, Vice President--Market Development

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Market Development

G. Michael Kennedy, Vice President--Investment Services and Investment Research

American Express Financial Advisors     IDS Tower 10               Vice President-Investment
                                        Minneapolis, MN  55440       Services and Investment
                                                                     Research

Susan D. Kinder, Director and Senior Vice President--Human Resources

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Human Resources
American Express Minnesota Foundation                              Director






Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Richard W. Kling, Director and Senior Vice President--Products

American Centurion Life Assurance Co.                              Director
American Enterprise Life Insurance Co.  IDS Tower 10               Director and Chairman of
                                        Minneapolis, MN  55440       the Board
American Express Financial Advisors                                Senior Vice President-
                                                                     Risk Management Products
American Express Insurance Agency of Nevada Inc.                   Director and President
American Express Service Corporation                              Vice President
American Partners Life Insurance Co.                               Director and Chairman of
                                                                     the Board
AMEX Assurance Co.                                                 Director and Chairman of
                                                                     the Board
IDS Certificate Company                                            Director and Chairman of
                                                                     the Board
IDS Insurance Agency of Alabama Inc.                               Director and President
IDS Insurance Agency of Arkansas Inc.                              Director and President
IDS Insurance Agency of Massachusetts Inc.                         Director and President
IDS Insurance Agency of New Mexico Inc.                            Director and President
IDS Insurance Agency of North Carolina Inc.                        Director and President
IDS Insurance Agency of Ohio Inc.                                  Director and President
IDS Insurance Agency of Wyoming Inc.                               Director and President
IDS Life Insurance Company                                         Director and President
IDS Life Series Fund, Inc.                                         Director and President
IDS Life Variable Annuity Funds A and B                            Director and Chairman of
                                                                     the Board and President
IDS Property Casualty Insurance Co.                                Director and Chairman of
                                                                     the Board
IDS Life Insurance Company              P.O. Box 5144              Director, Chairman of the
   of New York                          Albany, NY  12205            Board and President

Paul F. Kolkman, Vice President--Actuarial Finance

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Actuarial Finance
IDS Life Insurance Company                                         Director and Executive
                                                                     Vice President
IDS Life Series Fund, Inc.                                         Vice President and Chief
                                                                     Actuary
IDS Property Casualty Insurance Company                           Director

Claire Kolmodin, Vice President--Service Quality

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Service Quality

Steven C. Kumagai, Director and Senior Vice President--Field Management and Business Systems

American Express Financial Advisors     IDS Tower 10               Director and Senior Vice
                                        Minneapolis, MN  55440       President-Field
                                                                     Management and Business
                                                                     Systems





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Edward Labenski, Jr., Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio
                                                                     Manager
IDS Advisory Group Inc.                                            Senior Vice President

Kurt A. Larson, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio Manager

Lori J. Larson, Vice President--Variable Assets Product Development

American Express Financial Advisors     IDS Tower 10               Vice President-Variable
                                        Minneapolis, MN  55440       Assets Product
                                                                     Development
IDS Cable Corporation                                              Director and Vice President
IDS Cable II Corporation                                           Director and Vice President
IDS Futures Brokerage Group                                        Assistant Vice President-
                                                                     General Manager/Director
IDS Futures Corporation                                            Director and Vice President
IDS Futures III Corporation                                        Director and Vice President
IDS Management Corporation                                         Director and Vice President
IDS Partnership Services Corporation                               Director and Vice President
IDS Realty Corporation                                             Director and Vice President

Ryan R. Larson, Vice President--IPG Product Development

American Centurion Life Assurance Co.                              Director and
                                                                     Vice President-Product
                                                                     Development
American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       IPG Product Development
IDS Life Insurance Company                                         Vice President-
                                                                     Annuity Product
                                                                     Development

Daniel E. Laufenberg, Vice President and Chief U.S. Economist

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Chief U.S. Economist

Richard J. Lazarchic, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-Senior
                                        Minneapolis, MN  55440       Portfolio Manager

Peter A. Lefferts, Director and Senior Vice President--Corporate Strategy and Development

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Corporate Strategy and
                                                                     Development
American Express Trust Company                                     Director
IDS Plan Services of California, Inc.                              Director
Investors Syndicate Development Corp.                              Director



Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Douglas A. Lennick, Director and Executive Vice President--Private Client Group

American Express Financial Advisors     IDS Tower 10               Director and Executive
                                        Minneapolis, MN  55440       Vice President-Private
                                                                     Client Group

Jonathan S. Linen, Director


Mary J. Malevich, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio
                                                                     Manager

Fred A. Mandell, Vice President--Field Marketing Readiness

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440       Marketing Readiness

William J. McKinney, Vice President--Field Management Support

American Express Financial Advisors     IDS Tower 10               Vice President-Field
                                        Minneapolis, MN  55440       Management Support

Thomas W. Medcalf, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-Senior
                                        Minneapolis, MN  55440       Portfolio Manager

William C. Melton, Vice President-International Research and Chief International Economist

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       International Research
                                                                     and Chief International
                                                                     Economist

James A. Mitchell, Director and Executive Vice President--Marketing and Products

American Enterprise Investment          IDS Tower 10               Director
  Services Inc.                         Minneapolis, MN  55440
American Express Financial Advisors                                Executive Vice President-
                                                                     Marketing and Products
American Express Service Corporation                               Senior Vice President
American Express Tax and Business                                  Director
  Services Inc.
AMEX Assurance Co.                                                 Director
IDS Certificate Company                                            Director
IDS Life Insurance Company                                         Director, Chairman of
                                                                     the Board and Chief
                                                                     Executive Officer
IDS Plan Services of California, Inc.                              Director
IDS Property Casualty Insurance Co.                                Director





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

William Miller, Vice President and Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President and Senior
                                        Minneapolis, MN 55440        Portfolio Manager

Pamela J. Moret, Vice President--Retail Services

American Express Financial Advisors     IDS Tower 10               Vice President-Retail
                                        Minneapolis, MN  55440       Services
American Express Trust Company          IDS Tower 10               Vice President
                                        Minnepolis, MN  55440

Barry J. Murphy, Director and Senior Vice President--Client Service

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Client Service
IDS Life Insurance Company                                         Director and Executive
                                                                     Vice President-Client
                                                                     Service

Mary Owens Neal, Vice President--Mature Market Segment

American Express Financial Advisors Inc. IDS Tower 10              Vice President-
                                         Minneapolis, MN  55440      Mature Market Segment

Robert J. Neis, Vice President--Technology Services

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Technology Services

James R. Palmer, Vice President--Taxes

American Express Financial Advisors     IDS Tower 10               Vice President-Taxes
                                        Minneapolis, MN  55440
IDS Aircraft Services Corp.                                        Vice President
IDS Life Insurance Company                                         Vice President-Taxes

Carla P. Pavone, Vice President--Specialty Service Teams and Emerging Business

American Express Financial Advisors     IDS Tower 10               Vice President-Specialty
                                        Minneapolis, MN  55440       Service Teams and
                                                                     Emerging Business

Susan B. Plimpton, Vice President--Segmentation Development and Support

American Express Financial Advisors     IDS Tower 10               Vice President--
                                        Minneapolis, MN  55440       Segmentation Development
                                                                     and Support

Ronald W. Powell, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
IDS Cable Corporation                                              Vice President and
                                                                     Assistant Secretary





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Cable II Corporation                                           Vice President and
                                                                     Assistant Secretary
IDS Management Corporation                                         Vice President and
                                                                     Assistant Secretary
IDS Partnership Services Corporation                               Vice President and
                                                                    Assistant Secretary
IDS Plan Services of California, Inc.                              Vice President and
                                                                     Assistant Secretary
IDS Realty Corporation                                             Vice President and
                                                                     Assistant Secretary

James M. Punch, Vice President--Geographical Service Teams

American Express Financial Advisors     IDS Tower 10               Vice President-Geographical
                                        Minneapolis, MN  55440       Service Teams

Frederick C. Quirsfeld, Vice President--Taxable Mutual Fund Investments

American Express Financial Advisors     IDS Tower 10               Vice President--
                                        Minneapolis, MN  55440       Taxable Mutual Fund
                                                                     Investments
IDS Advisory Group Inc.                                            Vice President

Debra J. Rabe, Vice President--Financial Planning

American Express Financial Advisors     IDS Tower 10               Vice President-Financial
                                        Minneapolis, MN  55440       Planning

ReBecca K. Roloff, Vice President--Private Client Group

American Express Financial Advisors     IDS Tower 10               Vice President-Private
                                        Minneapolis, MN  55440       Client Group

Stephen W. Roszell, Vice President--Advisory Institutional Marketing

American Express Financial Advisors     IDS Tower 10               Vice President-Advisory
                                        Minneapolis, MN  55440       Institutional Marketing
IDS Advisory Group Inc.                                            President and Chief
                                                                     Executive Officer
IDS International, Inc.                                            Director
IDS Fund Management Limited                         Director

John P. Ryan, Vice President and General Auditor

American Express Financial Advisors     IDS Tower 10               Vice President and General
                                        Minneapolis, MN  55440       Auditor

Erven A. Samsel, Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President-
                                                                     New England Region
IDS Insurance Agency of Alabama Inc.                               Vice President-
                                                                     New England Region





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Insurance Agency of Arkansas Inc.                              Vice President-
                                                                     New England Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President-
                                                                     New England Region
IDS Insurance Agency of New Mexico Inc.                            Vice President-
                                                                     New England Region
IDS Insurance Agency of North Carolina Inc.                        Vice President-
                                                                     New England Region
IDS Insurance Agency of Ohio Inc.                                  Vice President-
                                                                     New England Region
IDS Insurance Agency of Wyoming Inc.                               Vice President-
                                                                     New England Region

Stuart A. Sedlacek, Vice President--Assured Assets

American Centurion Life Assurance Co.                              Director and Chairman
                                                                     and President
American Enterprise Life Insurance Co.  IDS Tower 10               Director and Executive
                                        Minneapolis, MN  55440       Vice President, Assured
                                                                     Assets
American Express Financial Advisors                                Vice President-
                                                                     Assured Assets
American Partners Life Insurance Co.                               Director and President
IDS Certificate Company                                            Director and President
IDS Life Insurance Company                                         Director and Executive
                                                                     Vice President, Assured
                                                                     Assets
Investors Syndicate Development Corp.                              Director and Chairman of
                                                                     the Board and President

Donald K. Shanks, Vice President--Property Casualty

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440     Property Casualty
IDS Property Casualty Insurance Co.                                Senior Vice President

F. Dale Simmons, Vice President--Senior Portfolio Manager, Insurance Investments

American Enterprise Life Insurance Co.  IDS Tower 10               Vice President-Real
                                        Minneapolis, MN  55440       Estate Loan Management
American Express Financial Advisors                                Vice President-Senior
                                                                     Portfolio Manager,
                                                                     Insurance Investments
American Partners Life Insurance Co.                               Vice President-Real
                                                                     Estate Loan Management
AMEX Assurance Co.                                                 Vice President
IDS Certificate Company                                            Vice President-Real
                                                                     Estate Loan Management
IDS Life Insurance Company                                         Vice President-Real
                                                                     Estate Loan Management
IDS Partnership Services Corporation                               Vice President
IDS Real Estate Services Inc.                                      Director and Vice President
IDS Realty Corporation                                             Vice President
IDS Life Insurance Company of New York  Box 5144                   Vice President and
                                        Albany, NY  12205            Assistant Treasurer




Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

Judy P. Skoglund, Vice President--Human Resources and Organization Development

American Express Financial Advisors     IDS Tower 10               Vice President-Human
                                        Minneapolis, MN  55440       Resources and
                                                                     Organization Development

Ben C. Smith, Vice President--Workplace Marketing

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Workplace Marketing

William A. Smith, Vice President and Controller--Private Client Group

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Controller-Private
                                                                     Client Group

Bridget Sperl, Vice President--Human Resources Management Services

American Express Financial Advisors     IDS Tower 10               Vice President-Human
                                        Minneapolis, MN  55440       Resources Management
                                                                     Services

William A. Stoltzmann, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel
American Partners Life Insurance Co.                               Director, Vice President,
                                                                     General Counsel and
                                                                     Secretary
IDS Life Insurance Company                                         Vice President, General
                                                                     Counsel and Secretary
American Enterprise Life Insurance      P.O. Box 534               Director, Vice President,
  Company                               Minneapolis, MN  55440       General Counsel
                                                                     and Secretary

James J. Strauss, Vice President--Corporate Planning and Analysis

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Corporate Planning and
                                                                     Analysis

Jeffrey J. Stremcha, Vice President--Information Resource Management/ISD

American Express Financial Advisors     IDS Tower 10               Vice President-Information
                                        Minneapolis, MN  55440       Resource Management/ISD

Barbara Stroup Stewart, Vice President--Corporate Reengineering

American Express Financial Advisors     IDS Tower 10               Vice President-Corporate
                                        Minneapolis, MN  55440       Reengineering





Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

John R. Thomas, Director and Senior Vice President--Information and Technology

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Information and
                                                                     Technology

Melinda S. Urion, Director, Senior Vice President and Chief Financial Officer

American Enterprise Life                IDS Tower 10               Vice President and
  Insurance Company                     Minneapolis, MN  55440       Controller
American Express Financial Advisors                                Senior Vice President and
                                                                     Chief Financial Officer
American Express Trust Company                             Director
American Partners Life Insurance Co.                               Director and Vice President
IDS Life Insurance Company                                         Director, Executive Vice
                                                                     President and Controller

Wesley W. Wadman, Vice President--Senior Portfolio Manager

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Senior Portfolio Manager
IDS Advisory Group Inc.                                            Executive Vice President
IDS Fund Management Limited                                        Director and Vice Chairman
IDS International, Inc.                                            Senior Vice President

Norman Weaver Jr., Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President--
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President-Southeast
                                                                     Region
IDS Insurance Agency of Alabama Inc.                               Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Arkansas Inc.                              Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President-Pacific
                                                                     Region
IDS Insurance Agency of New Mexico Inc.                            Vice President-Pacific
                                                                     Region
IDS Insurance Agency of North Carolina Inc.                        Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Ohio Inc.                                  Vice President-Pacific
                                                                     Region
IDS Insurance Agency of Wyoming Inc.                               Vice President-Pacific
                                                                     Region

Michael L. Weiner, Vice President--Tax Research and Audit

American Express Financial Advisors     IDS Tower 10               Vice President-Tax Research
                                        Minneapolis, MN  55440       and Audit
American Express Service Corporation                              Assistant Treasurer
IDS Capital Holdings Inc.                                          Vice President
IDS Futures Brokerage Group                                        Vice President
IDS Futures Corporation                                            Vice President, Treasurer
                                                                     and Secretary




Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Futures III Corporation                                        Vice President, Treasurer
                                                                     and Secretary

Lawrence J. Welte, Vice President--Investment Administration

American Express Financial Advisors     IDS Tower 10               Vice President-
                                        Minneapolis, MN  55440       Investment Administration
IDS Securities Corporation                                         Director, Executive Vice
                                                                     President and Chief
                                                                     Operating Officer

Jeffry F. Welter, Vice President--Equity and Fixed Income Trading

American Express Financial Advisors     IDS Tower 10               Vice President-Equity
                                        Minneapolis, MN  55440       and Fixed Income Trading

William N. Westhoff, Director, Senior Vice President--Global Investments

American Enterprise Life Insurance      IDS Tower 10               Director
  Company                               Minneapolis, MN  55440
American Express Financial Advisors                                Senior Vice President and
                                                                     Global Chief Investment
                                                                     Officer
IDS Fund Management Limited                                        Director
IDS International, Inc.                                            Director
IDS Partnership Services Corporation                               Director and Vice President
IDS Real Estate Services Inc.                                      Director, Chairman of the
                                                                     Board and President
IDS Realty Corporation                                             Director and Vice President
Investors Syndicate Development Corp.                              Director

Edwin M. Wistrand, Vice President and Assistant General Counsel

American Express Financial Advisors     IDS Tower 10               Vice President and
                                        Minneapolis, MN  55440       Assistant General Counsel

Michael R. Woodward, Director and Senior Vice President--Field Management

American Express Financial Advisors     IDS Tower 10               Senior Vice President-
                                        Minneapolis, MN  55440       Field Management
American Express Insurance Agency of Nevada Inc.                   Vice President-
                                                                     North Region
IDS Insurance Agency of Alabama Inc.                               Vice President-
                                                                     North Region
IDS Insurance Agency of Arkansas Inc.                              Vice President-
                                                                     North Region
IDS Insurance Agency of Massachusetts Inc.                         Vice President-
                                                                     North Region
IDS Insurance Agency of New Mexico Inc.                            Vice President-
                                                                     North Region

IDS Insurance Agency of North Carolina Inc.                        Vice President-
                                                                     North Region
IDS Insurance Agency of Ohio Inc.                                  Vice President-
                                                                     North Region




Item 5. Business and Other Connections of Investment Adviser (American Express Financial
Corporation)(cont'd)

IDS Insurance Agency of Wyoming Inc.                               Vice President-
                                                                     North Region
IDS Life Insurance Company              Box 5144                   Director
  of New York                           Albany, NY  12205


Item 6.    PRINCIPAL UNDERWRITERS

           (a) IDS Life is the Principal underwriter for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Accounts F, IZ, JZ, G, H, N, KZ, LZ, AND MZ, IDS Life Account RE, IDS Life Account MGA and IDS Life Account SBS, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

Item 6(b). Principal Underwriter (IDS Life Insurance Company)

Name and Principal       Position and Offices           Positions and Offices
Business Address         with Underwriter               with Registrant

Timothy V. Bechtold      Vice President-Risk            None
IDS Tower 10               Management Products
Minneapolis, MN  55440

David J. Berry           Vice President                 None
IDS Tower 10
Minneapolis, MN  55440

Robert M. Elconin        Vice President                 None
IDS Tower 10
Minneapolis, MN  55440

Morris Goodwin Jr.       Vice President and Treasurer   Vice President and
IDS Tower 10                                              Treasurer
Minneapolis, MN  55440

Lorraine R. Hart         Vice President-Investments     Vice President,
IDS Tower 10                                              Investments
Minneapolis, MN  55440

David R. Hubers          Director                       None
IDS Tower 10
Minneapolis, MN  55440

James M. Jensen          Vice President-Insurance       None
IDS Tower 10               Product Development
Minneapolis, MN  55440

Richard W. Kling         Director and President         Chairman of the
IDS Tower 10                                              Board of Managers
Minneapolis, MN  55440                                    and President

Paul F. Kolkman          Director and Executive         None
IDS Tower 10               Vice President
Minneapolis, MN  55440

Ryan R. Larson           Vice President                 None
IDS Tower 10
Minneapolis, MN  55440

James A. Mitchell        Director, Chairman of          None
IDS Tower 10               the Board and Chief
Minneapolis, MN  55440     Executive Officer

Item 6(b). Principal Underwriter (IDS Life Insurance Company)(cont'd)

Name and Principal       Position and Offices           Positions and Offices
Business Address         with Underwriter               with Registrant

Barry J. Murphy          Director and Executive         None
IDS Tower 10               Vice President-
Minneapolis, MN  55440     Client Service

James R. Palmer          Vice President-Taxes           None
IDS Tower 10
Minneapolis, MN  55440

Stuart A. Sedlacek       Director and Executive         None
IDS Tower 10               Vice President-Assured
Minneapolis, MN  55440     Assets

F. Dale Simmons          Vice President-                None
IDS Tower 10               Real Estate
Minneapolis, MN  55440     Loan Management

William A. Stoltzmann    Vice President, General        General Counsel and
IDS Tower 10               Counsel and Secretary          Assistant Secretary
Minneapolis, MN  55440

Melinda S. Urion         Director, Executive            None
IDS Tower 10               Vice President and
Minneapolis, MN  55440     Controller

Item 7.        LOCATION OF ACCOUNTS AND RECORDS

               IDS Life Insurance Company
               IDS Tower
               Minneapolis, Minnesota

Item 8.        MANAGEMENT SERVICES

               Not Applicable.

Item 9.        DISTRIBUTION EXPENSES

               Not Applicable.

Item 10.       UNDERTAKINGS

               (a) and (b) These undertakings were filed in Registrant's initial Registration Statement.

               (c) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Life Variable Annuity Fund B, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Minneapolis, and State of Minnesota on the 18th day of April, 1997.


                                   IDS LIFE VARIABLE ANNUITY FUND B

                                   By: /s/ Richard W. Kling**
                                           Richard W. Kling
                                           Chairman of the
                                           Board of Managers


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of April, 1997.

Signature                               Title

/s/ Edward Landes**                     Member, Board of Managers
    Edward Landes

/s/ Carl N. Platou**                    Member, Board of Managers
    Carl N. Platou

/s/ Gordon H. Ritz**                    Member, Board of Managers
    Gordon H. Ritz

/s/ Richard W. Kling**                  Chairman of the Board
    Richard W. Kling                    of Managers

/s/ Lorraine R. Hart                    Vice President, Investments
    Lorraine R. Hart

/s/ Jeffrey S. Horton**                 Vice President and
    Jeffrey S. Horton                   Controller

/s/ Timothy S. Meehan                   Secretary
    Timothy S. Meehan

/s/ Morris Goodwin Jr.**                Vice President and
    Morris Goodwin Jr.                  Treasurer

/s/ William A. Stoltzmann**             General Counsel and
    William A. Stoltzmann               Assistant Secretary

** Signed pursuant to IDS Life Variable Annuity Fund B Board of Managers Power of Attorney dated March 25, 1997 filed electronically herewith as Exhibit 17(b) to this Registration Statement:



by
    Mary Ellyn Minenko

                                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Minneapolis, and State of Minnesota on the 18th day of April, 1997.


                                  IDS LIFE INSURANCE COMPANY

                                  By: /s/ Richard W. Kling*
                                          Richard W. Kling
                                          President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of April, 1997.

Signature                             Title

/s/ James A. Mitchell*                Chairman of the Board
    James A. Mitchell                 and Chief Executive
                                      Officer

/s/ Richard W. Kling*                 Director and President
    Richard W. Kling

/s/ David R. Hubers*                  Director
    David R. Hubers

/s/ Paul F. Kolkman*                  Director and Executive Vice
    Paul F. Kolkman                   President

/s/ Barry J. Murphy*                  Director and Executive Vice
    Barry J. Murphy                   President, Client Service

/s/ Stuart A. Sedlacek*               Director and Executive Vice
    Stuart A. Sedlacek                President, Assured Assets

/s/ Melinda S. Urion*                 Director, Executive Vice
    Melinda S. Urion                  President and Controller



*Signed pursuant to Power of Attorney, dated March 19, 1997 filed electronically herewith as Exhibit 17(a):



by
     Mary Ellyn Minenko

                                         CONTENTS OF THIS
                                  POST-EFFECTIVE AMENDMENT NO. 59
                          TO REGISTRATION STATEMENT NO. 2-47430; 2-29358


This Post-Effective Amendment comprises the following papers and documents.

The facing sheet.

Part I.

        Cross Reference Sheet.

        Prospectus.

        Financial Statements.

Part II.

        Other Information.

        Signatures.